Portfolio Manager's Letter
First Investors Life Series Fund -- BLUE CHIP FUND


Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

Gains in the equity markets in 1995 were fueled by investor confidence in a continuing low growth, low inflation economy. Investor confidence was bolstered by a favorable and improving interest rate environment. Acquisition and merger activity, restructurings and announced cost cutting plans also added to investor anticipation of continued improved earnings throughout the year. In this favorable environment, the Blue Chip Fund returned 34.0% for the year on a net asset value basis.

The Fund was invested to take advantage of the surge in the financial, technology and consumer non-durable sectors. The best performers were direct beneficiaries of the favorable interest rate environment; banks and select insurance companies such as Citicorp, AIG, and BankAmerica. Technology, spurred by continued industry automation and general enthusiasm for new products, also performed strongly. The best performers in the technology sector were Microsoft, Hewlett-Packard, Intel and Cisco Systems. Consumer non-durables benefited from a shift in the second half of the year away from cyclical and growth issues. Coca Cola, PepsiCo and Philip Morris along with a number of drug stocks performed extremely well in 1995. The Blue Chip Fund continued to benefit from the opening of international borders worldwide by investing in many companies with substantial foreign presence.

Our outlook for the coming year calls for continued slow growth and low inflation in a benign interest rate environment. Provided the economic "soft landing" scenario continues to play out through 1996, equity markets could continue to achieve new highs. However, unlike the year just ended, broad sector gains may not fuel the new highs. Selectivity may be the key to avoid getting stuck in the mud at the end of the "soft landing".

As always we appreciate the opportunity to serve your investment needs.
Sincerely,

/S/ Patricia D. Poitra
Patricia D. Poitra

Director of Equities
and Portfolio Manager

January 31, 1996



Cumulative Performance Information
First Investors Life Series Fund -- BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Blue Chip Fund and the Standard & Poor's
500 Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

                     Standard &
       Blue Chip     Poor's 500
            Fund          Index
Mar-90      9300          10000
Dec-90      9349          10007
Dec-91     11740          13033
Dec-92     12579          13966
Dec-93     12997          15332
Dec-94     13453          15529
Dec-95     18027          21879

**BOXED INFORMATION INSIDE GRAPH

                         Average Annual Total Return*
                     N.A.V. Only     S.E.C. Standardized
One Year                34.0%              24.4%
Five Years              14.0%              12.7%
Since Inception         12.0%              10.7%


The graph compares a $10,000 investment made in the First Investors Life Series Fund -- Blue Chip Fund on 3/8/90 (inception date) with a theoretical investment in the S&P 500 Index. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

* Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 12.2% and 10.4%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. S&P 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.As of December 31, 1995



Portfolio Manager's Letter
First Investors Life Series Fund -- CASH MANAGEMENT FUND

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

As evidence of a potentially softer economy and a less threatening inflationary outlook were unfolding, investment strategies for money market funds were changing. After shortening their average maturities throughout most of 1994, many fund managers grew convinced that the yearlong trend to higher rates was finally ending. Money market funds moved sharply toward longer average maturities during the first half of the year, increasing their weighted average maturities from 36 days to 50 days by the end of June. Throughout the second half of the year, weighted average maturities extended slightly, reflecting the continued belief that short-term interest rates would continue to move lower in the near future.

Money market funds remained an integral part of the investment universe in 1995 as evidenced by the continued inflow of new money. Assets in money market funds increased by over 23% in 1995. For 1995, the Cash Management Fund returned 5.5%.

In 1996 we expect continued slow growth and low inflation, likely resulting in additional easing by the Federal Reserve. Volatility will probably continue if Congress and the President fail to agree on a balanced budget agreement.
As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Michael J. O'Keefe
Michael J. O'Keefe

Portfolio Manager

January 31, 1996



Portfolio Manager's Letter
First Investors Life Series Fund -- DISCOVERY FUND

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

Surging corporate profits and falling interest rates drove the equity markets to new highs in 1995. For the year, the Discovery Fund returned 25.2% on a net asset value basis. Two sectors fueled the robust stock market performance: technology and financial. While technology stocks turned choppy in July and continued to be volatile throughout the year, financial issues remained strong, thanks to dramatically falling interest rates.

Your Fund's performance was positively affected by technology holdings in various subsectors such as semiconductor equipment, non-commodity semiconductor chips and database stocks. These stocks were the beneficiaries of a new technology standard resulting in strong demand and component shortages. When semiconductor related issues flagged in the second half of the year, Internet stocks such as Cisco Systems, Ascend Communications and NETCOM On-Line Communication Services came on strong. Healthcare information systems stocks such as HCIA, Inc. and IDX Systems also added to your Fund's performance. This category was supported by the medical community's recognition of the need to become cost effective providers of healthcare.

Overall, however, the healthcare sector underperformed. Securities in this sector, which we continue to own, include Value Health, Quantum Health Resources, AHI Healthcare Systems and Future Healthcare. In the communications sector, fourth quarter reports of weak cellular handset sales put pressure on the stocks of Motorola, Nokia and L.M. Ericsson. Relatively high cash holdings in your Fund also hurt performance.

Our outlook for the coming year calls for continued slow growth and low inflation in a benign interest rate environment. Provided the economic "soft landing" scenario continues to play out through 1996, equity markets could continue to achieve new highs. However, unlike the year just ended, broad sector gains may not fuel the new highs. Selectivity may be the key to avoid getting stuck in the mud at the end of the "soft landing".

As always we appreciate the opportunity to serve your investment needs.
Sincerely,

/S/ Patricia D. Poitra
Patricia D. Poitra

Director of Equities
and Portfolio Manager

January 31, 1996



Cumulative Performance Information
First Investors Life Series Fund -- DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Discovery Fund, the Lipper Small Company Growth Index and the Russell 2000 Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

                Lipper Small
                     Company     Russell
       Discovery      Growth        2000
            Fund       Index       Index
Nov-87      9300       10000       10000
Dec-87      9321       10129       10250
Dec-88      9656       11847       12494
Dec-89     11936       14471       14526
Dec-90     11284       16113       11701
Dec-91     17142       24294       17079
Dec-92     19816       26750       20232
Dec-93     24215       31129       24078
Dec-94     23603       30902       23313
Dec-95     29559       40614       29422

**BOXED INFORMATION INSIDE GRAPH

                     Average Annual Total Return*
                   N.A.V. Only     S.E.C. Standardized
One Year              25.2%             16.5%
Five Years            21.2%             19.5%
Since Inception       15.3%             14.2%

The graph compares a $10,000 investment made in the First Investors Life Series Fund -- Discovery Fund on 11/9/87 (inception date) with theoretical investments in the Lipper Small Company Growth Index and the Russell 2000 Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

The Lipper Small Company Growth Fund Index is a net value weighted index of the 30 largest small company growth funds. It is calculated with adjustments for income dividends and capital gains distributions as of the ex-dividend dates. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Russell 2000 Index is an unmanaged index generally considered as the premier measure of small capitalization stocks.

* Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average-Annual Total Return for Five Years and Since Inception would have been 19.2% and 13.0%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lipper Small Company Growth Index figures from Lipper Analytical Services, Inc., Russell 2000 Index figures from Frank Russell and Company and all other figures from First Investors Management Company, Inc.



Portfolio Manager's Letter
First Investors Life Series Fund -- GOVERNMENT FUND

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

During 1995 the Government Fund returned 15.6% on a net asset value basis. The large decline in long-term interest rates during 1995 provided investors with substantial capital appreciation in addition to net investment income.

At the beginning of 1995, the Fund was positioned for an increase in interest rates. Instead, slowing economic growth and declining inflation expectations caused yields to decline. As the bond market's rally continued, the Fund shifted its Treasury holdings, approximately 30% of total assets, from short-term bills to notes with an average maturity of six years. In addition, the Fund sold 15% of its assets which were in high coupon mortgage-backed bonds and bought lower coupon mortgage-backed bonds. These trades increased the Fund's average maturity which enabled it to participate more fully in the bond market's rally during the second half of the year.

As of December 1995, the Fund had 52% of its assets in bonds issued by the U.S. Government or its agencies, 45% in mortgage-backed bonds, and 1% in cash or cash equivalents.

Looking forward, the outlook for the bond market over the next six months appears positive. Economic growth is slowing from already moderate levels, inflationary pressures are not apparent, and Congress and the President may yet agree to balance the Federal budget. Against this backdrop, the Federal Reserve is likely to continue to lower short-term interest rates which should prolong the bond market's rally.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,


/S/ Clark D. Wagner
Clark D. Wagner

Portfolio Manager

January 31, 1996



Cumulative Performance Information
First Investors Life Series Fund -- GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Government Fund, the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

                     Saloman     Saloman
                    Brothers    Brothers
      Government    Mortgage  Government
            Fund       Index       Index
Jan-92      9300       10000       10000
Dec-92     10213       10848       10893
Dec-93     10865       11611       12056
Dec-94     10419       11445       11650
Dec-95     11567       13364       13794

**BOXED INFORMATION INSIDE GRAPH

                     Average Annual Total Return*
                  N.A.V. Only     S.E.C. Standardized
One Year             15.6%             7.5%
Since Inception       6.7%             4.8%


The graph compares a $10,000 investment made in the First Investors Life Series Fund -- Government Fund on 1/7/92 (inception date) with theoretical investments in the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project loans. The Salomon Brothers Government Index is a market capitalization-weighted index that consists of the traditional agencies such as FNMA and FHLMC, and the newer agency issuers, such as the Financing Corp. and the Government Trust Certificate bonds. The Indices maintain high standards of pricing reliability, every issue is trader-priced, and the Indices follow consistent and realistic availability limits, including only those securities with a sufficient amount outstanding.

* Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been 7.3% and 4.3%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Mortgage Index and Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.



Portfolio Manager's Letter
First Investors Life Series Fund -- GROWTH FUND

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

Within the stock market's strong performance, there were significant variations between sectors, resulting in few enduring investment themes throughout the year. During the first half of 1995, technology stocks, and semiconductors in particular, were the standout performers but gave up much of their relative performance in the second half with evidence of slowing earnings momentum. Economically sensitive stocks were also mixed but generally underperformed as investors became more concerned with cyclical earnings risk. As a consequence, defensive groups such as consumer non-durables and energy stocks returned to favor in the second half of the year. The financial sector was one of the few that consistently outperformed the market, attributable not only to falling interest rates, but also to industry consolidation and restructuring. The Life Series Growth Fund returned 25.1% on a net asset value basis in this environment.

Looking forward, the Fund emphasizes several investment themes. The Fund is invested in service companies focused on productivity enhancement which continues to be an important thrust for businesses driven by the necessity to control costs. The telecommunications bill passed in early 1996 will create dynamic opportunities and challenges within that industry. Growth cyclicals such as paper and chemical stocks which lagged in the fourth quarter, have approached valuation levels where we believe patient investors will be rewarded as the market anticipates gradual economic improvement. Restructuring and consolidation remain important themes as even growing, profitable companies seek to find synergy and efficiencies through cost cutting and mergers. Finally, the Portfolio is maintaining positions in select, less-economically-sensitive areas such as media, health care and financial service stocks, with favorable underlying fundamentals and expectations of positive relative growth in the near term.

Much of the fundamental backdrop that accompanied the stock market's rise in 1995 is still in place -- moderate growth, moderate inflation and falling interest rates. A key difference is corporate profits, where the outlook is still positive but the absolute gains are expected to be more subdued. Therefore, positive but less spectacular results are expected in 1996.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Matthew E. Megargel
Matthew E. Megargel

Portfolio Manager

January 31, 1996


Cumulative Performance Information
First Investors Life Series Fund -- GROWTH FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Growth Fund and the Standard & Poor's 500
Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

                       Standard
          Growth     Poor's 500
            Fund          Index
Nov-87      9300          10000
Dec-87      9302          10643
Dec-88     10753          12096
Dec-89     10564          12143
Dec-90      9828          11368
Dec-91     13155          16342
Dec-92     14898          19057
Dec-93     17603          22661
Dec-94     17327          22441
Dec-95     20762          26341

**BOXED INFORMATION INSIDE GRAPH

                      Average Annual Total Return*
                  N.A.V. Only     S.E.C. Standardized
One Year              25.1%             16.4%
Five Years            13.8%             12.1%
Since Inception       11.8%             10.8%

The graph compares a $10,000 investment made in the First Investors Life Series Fund -- Growth Fund on 11/9/87 (inception date) with a theoretical investment in the S&P 500 Index. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

* Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 10.3% and 8.4%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. S&P 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.



Portfolio Manager's Letter
First Investors Life Series Fund -- HIGH YIELD FUND

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

The Life Series High Yield Fund performed well during 1995 returning 19.8% on a net asset value basis. This return compares favorably with a 16.4% average return for high yield funds according to Lipper Analytical Services, Inc.

Inflows to high yield mutual funds were fairly consistent throughout 1995. AMG Data measured a net $8.4 billion inflow to the funds, fueling a rally that began early in the year. Led at first by lower-rated and deferred coupon bonds, several industry sectors that had underperformed in 1994 rebounded in 1995. The communications sector posted among the highest returns of any industry. Gaming, one of the worst performers of 1994, showed a strong turnaround driven particularly by improvement in the Atlantic City market. Other industries that generally outperformed the overall market were finance, media, energy, healthcare services, and home building. These industries benefited from lower interest rates, regulatory developments, and/or consolidation. The retail and restaurant groups showed continued weakness for the second year in a row.

The improving interest rate environment caused the net new supply of high yield bonds to increase significantly in 1995 compared to 1994. Approximately 60% of the new issuance occurred in the second half of 1995 amid signs of a slowing economy. Accordingly, market leadership began to rotate away from economically sensitive industries such as metals, chemicals, and forest products as the volume growth and pricing power these industries recently enjoyed reached a cyclical peak. The overall credit quality of the high yield market continued to improve. Growth in issuance of credits rated split BB or better resulted in a greater participation from better quality and crossover investors, thus bidding up the prices in that tier of the market.

The High Yield Fund's performance benefited from its holdings of more liquid and higher-rated bonds in industries where cash flows are perceived to be stable or growing or where significant consolidation is occurring. Examples of sector choices which aided performance include a heavy weighting in the media, telecommunications (notably Echostar deferred coupon bonds), and forest products industries. Also, the Fund gained from an underweighting in the retail industry, where we avoided several bankruptcies such as Caldor, Bradlee's and Grand Union. Additionally, the Fund's deferred-pay holdings helped performance, both by virtue of their increased interest-rate sensitivity and by solid credit improvements by many of them.

We believe that high yield bonds are positioned to perform well versus fixed income alternatives in 1996. While we expect some modest short-term interest rate reduction to stimulate the economy in this election year, we are unlikely to see the magnitude of interest rate decline that occurred in 1995. In a stable to moderately declining interest rate environment, high yield bonds tend to outperform fixed income alternatives by virtue of their higher income. We expect that our credit-oriented strategy of concentrating on stable to improving bonds will continue to reward Fund shareholders.

As always we appreciate the opportunity to serve your investment needs.
Sincerely,

/S/ George V. Ganter
George V. Ganter

Portfolio Manager

January 31, 1996



Cumulative Performance Information
First Investors Life Series Fund -- HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- High Yield Fund and the First Boston High Yield Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

                   First Boston
      High Yield     High Yield
            Fund          Index
Nov-87      9300          10000
Dec-87      9302          10643
Dec-88     10753          12096
Dec-89     10564          12143
Dec-90      9828          11368
Dec-91     13155          16342
Dec-92     14898          19057
Dec-93     17603          22661
Dec-94     17327          22441
Dec-95     20762          26341

**BOXED INFORMATION INSIDE GRAPH

                      Average Annual Total Return*
                  N.A.V. Only     S.E.C. Standardized
One Year             19.8%               11.4%
Five Years           16.1%               14.5%
Since Inception      10.4%               9.4%

The graph compares a $10,000 investment made in the First Investors Life Series Fund -- High Yield Fund on 11/9/87 (inception date) with a theoretical investment in the First Boston High Yield Index. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

The First Boston High Yield Index is designed to measure the performance of the high yield bond market. The Index consists of 687 different issues, 574 of these are cash pay, 84 are zero-coupon, 20 are step bonds, 5 are payment-in-kind bonds and the remaining 4 are in default. The bonds included in the Index have an average life of 7.8 years, an average maturity of 7.9 years an average duration of 4.4 years and an average coupon of 10.6%.

* Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 14.4% and 9.1%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The unusually high current yields offered reflect the substantial risks associated with investments in high yield bonds. The issuers of the bonds pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. First Boston High Yield Index figures from CS First Boston and all other figures from First Investors Management Company, Inc.



Portfolio Manager's Letter
First Investors Life Series Fund -- INTERNATIONAL SECURITIES FUND

Dear Investor:

The world's stock markets were generally positive for the year. Like the U.S., many countries have been impacted by slow economic growth and have begun taking steps to cut interest rates and provide tax cuts and other stimuli. We are seeing some positive signs that these steps are working. This is particularly true in Japan which has been in a recession for several years and seems to be turning the corner. Slow or slowing growth and low inflation currently prevail in the world's major economies. These results have been associated with budget-deficit cuts not fully offset by easier monetary policies with the exception of Japan. In addition consumer caution and soft export demand were widespread. Among the major industrialized economies in 1995, capital investment was strong only in the U.S., with Germany and U.K. exhibiting weak growth and Japanese investment declining. Slowing growth and low inflation spurred many central banks to cut interest rates throughout the latter part of 1995. In Japan, the four-year-long recession is slowly coming to an end with no inflation or mild deflation prevailing. To stimulate recovery, the Bank of Japan has maintained its official discount rate at 0.5%, a post-World War II low.

During 1995, the Life Series International Securities Fund returned 18.7% on a net asset value basis, outperforming the Lipper Global Fund average which returned 16.1%. Despite an underweight position in the United States stock market throughout 1995, the Fund outperformed comparable funds for four reasons. First and foremost, the Fund has had an overweight position in Japan which was beneficial to the Fund as Japanese technology stocks rallied in the second half of 1995. Secondly, an overweight position in France and Spain also added significantly to returns in the latter part of the year. Third, the Fund had a relatively low weighting in Latin America early in the year and started adding to its position only as these markets started to bottom for the second time in the fall. Finally, good stock selection in countries such as Australia and the Scandinavian countries also contributed significantly to relative returns.

1995 was a good year for the world's major financial markets. We expect about 2% growth and inflation in the G-5 countries in 1996. One exception to this forecast is Japan, where an inflation rate closer to 0% is expected and a resumption of economic growth is anticipated. In other Pacific Basin countries, high growth with some inflation is the likely result. In general the major international economies are anticipated to experience slow but stable growth, low interest rates and inflation which is under control -- an economic environment which generally is supportive of world stock markets. We are therefore quite optimistic about the prospects for further positive returns in 1996.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Trond Skramstad
Trond Skramstad

Portfolio Manager

January 31, 1996



Cumulative Performance Information
First Investors Life Series Fund -- INTERNATIONAL SECURITIES FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- International Securities Fund and the Morgan Stanley World Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

   International         Morgan
      Securities  Stanley World
            Fund          Index
Apr-90      9375          10000
Dec-90      9647           9873
Dec-91     11060          11746
Dec-92     10987          11200
Dec-93     13423          13791
Dec-94     13249          14563
Dec-95     15727          17665

**BOXED INFORMATION INSIDE GRAPH

                         Average Annual Total Return*
                     N.A.V. Only     S.E.C. Standardized
One Year                 18.7%              10.4%
Five Years               10.3%               8.7%
Since Inception           9.6%               8.3%

The graph compares a $10,000 investment made in the First Investors Life Series Fund -- International Securities Fund on 4/16/90 (inception date) with a theoretical investment in the Morgan Stanley World Index. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

The Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand, and the Far East. The Index consists of approximately 1,500 companies listed on stock exchanges in twenty-two countries. The combined market capitalization of companies in the Index represents approximately 60% of the aggregate market value of the covered stock exchanges.

* Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 8.5% and 7.9%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Morgan Stanley World Index figures from Morgan Stanley & Co. Incorporated and all other figures from First Investors Management Company, Inc.



Portfolio Manager's Letter
First Investors Life Series Fund -- INVESTMENT GRADE FUND

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

The investment grade corporate bond market's performance in 1995 paralleled the dramatic rise in Treasury bond prices. For the calendar year, the Investment Grade Fund returned 19.7% on a net asset value basis. In comparison, the average investment grade bond fund returned 20.1% as measured by Lipper Analytical Services, Inc.

The Investment Grade Fund had a shorter duration than the average investment grade bond fund. Duration is a measurement of interest rate sensitivity and is an important factor in performance. We selected a modestly shorter duration to combat the increased interest rate volatility the market experienced toward the middle of the year. Along with careful attention to credit quality and sector trends, this strategy worked effectively to reduce volatility.

Selection and weighting of each sector also contributed to performance. The Fund had only a small exposure to retail companies, which as a group experienced disappointing sales due to a slowdown in consumer spending. Its large position in the industrial sector was positive since it was one of the best performing portions of the investment grade corporate bond universe. However, the underweighting of the Yankee bond sector was a slight drag on total return as this sector was a strong performer.

As the corporate markets' credit quality improved throughout 1995, the Fund benefited from rating upgrades of several of its positions.
Additionally, the Fund avoided companies which were downgraded into sub-investment grade status such as Westinghouse Electric and Niagara
Mohawk. The Fund did own Kmart bonds, but sold them before financial and operating problems became apparent to the market.

Event risk continued to be a factor as acquisitions and consolidations continued in the corporate market. Some recent examples of this increasing trend are Lockheed Martin's $10 billion purchase of Loral Corp. and Fleet Financial Group's $3.26 billion acquisition of National Westminster's U.S. banking operations. In an increasingly competitive market, firms are using these techniques to provide growth and to cut costs in order to stay viable and strengthen their core businesses. Certain industries, banks for example, tend to use equity financing to accomplish acquisitions, while others have used additional debt. An acquisition financed largely or wholly with debt subjects a company to negative credit pressure. The Fund strives to avoid companies that increase their risk profiles in order to enhance shareholder value.

In 1996 we expect continued slow growth and low inflation, likely resulting in additional easing by the Federal Reserve. Volatility will probably continue if Congress and the President fail to agree on a balanced-budget agreement. The Fund will take advantage of such market fluctuation to increase duration slightly, as we expect that overall rates will continue to decline. We also expect to increase the concentration of non-cyclical industries because such issues tend to outperform in an economy with slow growth and low inflation. Our focus on credit quality will remain at the forefront, as we attempt to predict and avoid problem industries and credits. We view the risk/reward tradeoff very seriously when looking at corporate bonds and believe that it is better to err on the side of safety as opposed to stretching for incremental yield.

As always we appreciate the opportunity to serve your investment needs.
Sincerely,

/S/ Nancy W. Jones
Nancy W. Jones

Portfolio Manager

January 31, 1996




Cumulative Performance Information
First Investors Life Series Fund -- INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Investment Grade Fund and the Lehman Brothers Corporate Bond Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

      Investment      Standard &
           Grade      Poor's 500
            Fund           Index
Jan-92      9300           10000
Dec-92     10120           10869
Dec-93     11215           12190
Dec-94     10819           11711
Dec-95     12430           14317

**BOXED INFORMATION INSIDE GRAPH

                       Average Annual Total Return*
                    N.A.V. Only     S.E.C. Standardized
One Year                19.7%             11.3%
Since Inception          8.7%              6.7%

The graph compares a $10,000 investment made in the First Investors Life Series Fund -- Investment Grade Fund on 1/7/92 (inception date) with a theoretical investment in the Lehman Brothers Corporate Bond Index. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, S.E.C.- registered corporate debt. All issues have at least one year to maturity and an outstanding par value of at least $100 million.

* Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been 11.1% and 5.9%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Corporate Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.



Portfolio Manager's Letter
First Investors Life Series Fund -- TARGET MATURITY 2007 FUND

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

The Target Maturity 2007 Fund returned 22.6% on a net asset value basis from April 25, 1995 (when the Fund was first offered) through December 31, 1995. The Fund's investment objective is to seek a predictable compounded return for investors who hold the Fund until maturity. In order to meet this objective, the Fund is fully invested in high quality zero coupon bonds.

Zero coupon bonds are very sensitive to changes in interest rates. Consequently, with long-term interest rates falling almost 200 basis points (2%) during 1995, zero coupon bonds provided higher total returns than the bond market in general. Of course, should interest rates rise, zero coupon bonds are likely to underperform the bond market.

Management of the Target Maturity 2007 Fund has focused on building a diversified portfolio of high quality zero coupon bonds with an average maturity close to December 31, 2007. As of December 31, 1995, the Fund had net assets of $9.9 million invested in the bonds of ten different issuers, an average credit rating of Aaa, and an average maturity of October 29, 2007.

Looking forward, the outlook for the bond market over the next six months appears positive. Economic growth is slowing from already moderate levels, inflationary pressures are not apparent, and Congress and the President may yet agree to balance the Federal budget. Against this backdrop, the Federal Reserve is likely to continue to lower short-term interest rates which should prolong the bond market's rally.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Clark D. Wagner
Clark D. Wagner

Portfolio Manager

January 31, 1996



Cumulative Performance Information
First Investors Life Series Fund -- TARGET MATURITY 2007 FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Target Maturity 2007 Fund and the Salomon Brothers Government Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

          Target       Salomon
        Maturity      Brothers
            2007    Government
            Fund         Index
Apr-95      9300         10000
Dec-95     11330         11840

**BOXED INFORMATION INSIDE GRAPH

                         Average Annual Total Return*
                     N.A.V. Only     S.E.C. Standardized
Since Inception         22.6%            14.1%

The graph compares a $10,000 investment made in the First Investors Life Series Fund -- Target Maturity 2007 Fund on 4/25/95 (inception date) with a theoretical investment in the Salomon Brothers Government Index. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

The Salomon Brothers Government Index is a market capitalization-weighted index that consists of the traditional agencies such as FNMA and FHLMC, and the newer agency issuers, such as the Financing Corp. and the Government Trust Certificate bonds. The Index maintains high standards of pricing reliability, every issue is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with a sufficient amount outstanding.

* Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return Since Inception would have been 13.9%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.



Portfolio Manager's Letter
First Investors Life Series Fund -- UTILITIES INCOME FUND

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

Gains in the equity markets in 1995 were fueled by investor confidence in a continuing low growth, low inflation economy. Investor confidence was bolstered by a favorable and improving interest rate environment. Acquisition and merger activity, restructurings and announced cost cutting plans also added to investor anticipation of continued improved earnings throughout the year.

The Fund's strategy of diversification among all utility sectors enhanced Fund performance. For 1995, the Utilities Income Fund returned 30.3% on a net asset value basis compared to a return of 27.3% for the average utilities fund, according to Lipper Analytical Services, Inc. All sectors of the utility market generated positive returns during the year, with telephone and electric utilities dominating performance. Solid performance was exhibited by several of the Fund's top holdings which include: DQE, Inc., GTE Corp., BellSouth, Portland General, Pinnacle West, and FPL Group.

During 1995, the utility sector of the stock market rebounded from its lackluster 1994 performance. Reasons for the improved performance included: lower interest rates, improved earnings prospects for many utility companies and general investor appeal for defensive utility investments. Electric utilities also benefited from a wave of mergers and from a more favorable stance from electric regulators. Electric companies have been cutting costs to prepare for a more competitive electric market contributing to higher earnings prospects. Telephone utilities continued to experience strong earnings growth as they too are approaching a more competitive business environment. Positive proposed telecommunications legislation allowing regional Bell operating companies to enter the long distance telephone market earlier than anticipated also helped the telephone group. Natural gas utilities generated positive returns during the year. This sector's performance, however, was less than the performance of the electric and telephone sectors. Weak natural gas prices, caused by 1995's warm winter weather and concomitant high gas storage levels, was the main reason for the weaker performance.

Our outlook for continued low interest rates should benefit all utilities, especially electric. Natural gas prices have rebounded from their lows, as this year's cold winter weather has increased demand. We expect utilities to remain an attractive investment choice.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Margaret R. Haggerty
Margaret R. Haggerty

Portfolio Manager

January 31, 1996



Cumulative Performance Information
First Investors Life Series Fund -- UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First
Investors Life Series Fund -- Utilities Income Fund, the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.

As of December 31, 1995

[worm chart omitted the following figures were used to create this chart] The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

                   Standard &   Standard &
       Utilities       Poor's       Poor's
          Income          500    Utilities
            Fund        Index        Index
Nov-93      9375        10000        10000
Dec-93      9246        10121         9906
Dec-94      8577        10251         8617
Dec-95     10935        14443        11815

**BOXED INFORMATION INSIDE GRAPH

                      Average Annual Total Return*
                   N.A.V. Only     S.E.C. Standardized
One Year               30.3%            21.2%
Since Inception         9.0%             5.4%

The graph compares a $10,000 investment made in the First Investors
Life Series Fund -- Utilities Income Fund on 11/15/93 (inception date) with theoretical investments in the S&P 500 Index and the S&P Utilities Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P Utilities Index is a capitalization-weighted index of 46 stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index.

* Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been 21.0% and 5.1%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. S&P 500 Index and S&P Utilities Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
First Investors Life Series Fund-Blue Chip Fund
December 31, 1995
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
                                                                                                                    $10,000 of
         Shares     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    COMMON STOCKS--93.4%
                    Basic Industry--3.9%
          6,100  *  Alumax, Inc.                                                                    $   186,812        $    29
          5,450     Dow Chemical Company                                                                383,543             57
          7,700     Du Pont (E.I.) DE Nemours & Company                                                 538,037             80
          8,800     Freeport McMoRan Copper & Gold, Inc. Class "B"                                      247,500             37
          6,800     IMC Global, Inc.                                                                    277,950             42
          4,000     James River Corporation of Virginia                                                  96,500             14
          3,900     Mead Corporation                                                                    203,775             30
          6,100     Minnesota Mining & Manufacturing Company                                            404,125             60
          4,400     Sigma-Aldrich Corporation                                                           217,800             33
          1,400     Temple-Inland, Inc.                                                                  61,775              9
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      2,617,817            391
------------------------------------------------------------------------------------------------------------------------------
                    Capital Goods--7.5%
          5,200     Boeing Company                                                                      407,550             61
          3,000     Browning-Ferris Industries, Inc.                                                     88,500             13
          6,300     Deere & Company                                                                     222,075             33
          2,100     Eaton Corporation                                                                   112,612             17
          3,100     Emerson Electric Company                                                            253,425             38
          2,500     Foster Wheeler Corporation                                                          106,250             16
         23,800     General Electric Company                                                          1,713,600            256
          5,500     Grainger (W.W.), Inc.                                                               364,375             54
          6,800     Ingersoll-Rand Company                                                              238,850             36
          3,200     Lockheed Martin Corporation                                                         252,800             38
          3,900     Loral Corporation                                                                   137,962             21
          7,200     Raytheon Company                                                                    340,200             51
          3,600     United Technologies Corporation                                                     341,550             51
          6,000  *  Varity Corporation                                                                  222,750             33
          8,000     WMX Technologies, Inc.                                                              239,000             36
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      5,041,499            754
------------------------------------------------------------------------------------------------------------------------------
                    Consumer Durables--1.7%
          6,800     Corning, Inc.                                                                       217,600             32
          1,400     Fleetwood Enterprises, Inc.                                                          36,050              5
         14,250     Ford Motor Company                                                                  413,250             62
          5,100     Goodyear Tire & Rubber Company                                                      231,412             35
          7,450     Masco Corporation                                                                   233,744             35
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,132,056            169
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Non-Durables--22.1%
         12,200     Abbott Laboratories                                                                 509,350             75
          4,100     American Home Products Corporation                                                  397,700             58
          6,900     Anheuser-Busch Companies, Inc.                                                      461,438             69
          6,800  *  Astra AB (ADR) Class "A"                                                            272,000             41
          7,400     Bristol-Myers Squibb Company                                                        635,475             95
         18,250     Coca-Cola Company                                                                 1,355,062            203
          6,200     Columbia/HCA Healthcare Corporation                                                 314,650             47
          5,300     CPC International, Inc.                                                             363,712             54
          5,350     Eastman Kodak Company                                                               358,450             54
          8,400     Eli Lilly & Company                                                                 472,500             71
          3,800     General Mills, Inc.                                                                 219,450             33
          6,400     Gillette Company                                                                    333,600             50
          9,750     Heinz (H.J.) Company                                                                322,969             48
          5,000     Hershey Foods Corporation                                                           325,000             49
          9,400     Johnson & Johnson                                                                   804,875            120
          3,100     Kellogg Company                                                                     239,475             36
          5,200     Kimberly-Clark Corporation                                                          430,300             64
         17,900     Merck & Company, Inc.                                                             1,176,925            176
         12,500     Newell Company                                                                      323,438             48
          4,100     Nike, Inc.                                                                          285,463             43
         13,300     PepsiCo, Inc.                                                                       743,138            111
          9,100     Pfizer, Inc.                                                                        573,300             86
         13,800     Philip Morris Companies, Inc.                                                     1,248,900            187
         10,000     Procter & Gamble Company                                                            830,000            124
          5,200  *  Ralcorp Holdings, Inc.                                                              126,100             19
          5,200     Schering-Plough Corporation                                                         284,700             43
          8,100     Teva Pharmaceutical Industries Ltd. (ADR)                                           375,638             56
          3,800     Unilever N.V.                                                                       534,850             80
          4,000     United Healthcare Corporation                                                       262,000             39
          2,000     Warner-Lambert Company                                                              194,250             29
------------------------------------------------------------------------------------------------------------------------------
                                                                                                     14,774,708          2,208
------------------------------------------------------------------------------------------------------------------------------
                    Consumer Services--11.0%
          6,500     Brunswick Corporation                                                               156,000             24
          2,200     Capital Cities/ABC, Inc.                                                            271,425             41
          2,700  *  CUC International, Inc.                                                              92,137             14
          3,800     Darden Restaurants, Inc.                                                             45,125              7
          6,600     Gap, Inc.                                                                           277,200             41
          4,500  *  HFS, Inc.                                                                           367,875             55
          6,500     Home Depot, Inc.                                                                    311,187             47
          3,900     ITT Corporation                                                                     206,700             31
          3,900     ITT Hartford Group, Inc.                                                            188,662             28
          3,900     ITT Industries, Inc.                                                                 93,600             14
          6,000  *  Kroger Company                                                                      225,000             34
          4,250     Marriott International, Inc.                                                        162,562             24
          7,325     Mattel, Inc.                                                                        225,244             34
          4,700     May Department Stores Company                                                       198,576             30
         10,150     McDonald's Corporation                                                              458,019             68
          2,900     McGraw-Hill Companies, Inc.                                                         252,662             38
          5,500     Nordstrom, Inc.                                                                     222,750             33
         12,400  *  Price/Costco, Inc.                                                                  189,100             28
          5,200     Sears, Roebuck and Company                                                          202,800             30
          5,900     Talbots, Inc.                                                                       169,625             25
         10,625  *  Tele-Communications, Inc., Liberty Media Group Class "A"                            285,547             43
         16,100  *  Tele-Communications, Inc., TCI Group Class "A"                                      319,988             48
          5,200     Time Warner, Inc.                                                                   196,950             29
          6,400     US West Media Group                                                                 121,600             18
          5,000  *  Viacom, Inc. Class "B"                                                              236,875             35
          6,400  *  Vons Companies, Inc.                                                                180,800             27
         39,400     Wal-Mart Stores, Inc.                                                               881,575            132
          5,000     Walgreen Company                                                                    149,375             22
          7,600     Walt Disney Company                                                                 448,400             67
         13,800  *  Woolworth Corporation                                                               179,400             27
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      7,316,759          1,094
------------------------------------------------------------------------------------------------------------------------------
                    Energy--12.0%
          3,800     Aluminum Company of America                                                         200,925             30
          7,100     Amoco Corporation                                                                   510,313             76
          3,400     Atlantic Richfield Company                                                          376,550             56
          6,200     Avery Dennison Corporation                                                          310,775             46
         10,700     Baker Hughes, Inc.                                                                  260,813             39
         10,300     Barrick Gold Corporation                                                            271,663             41
          2,700     Burlington Resources, Inc.                                                          105,975             16
          9,400     Chevron Corporation                                                                 493,500             74
         10,100     Enron Corporation                                                                   385,062             58
         18,000     Exxon Corporation                                                                 1,442,250            216
          2,300     Kerr-McGee Corporation                                                              146,050             22
          5,700     Mobil Corporation                                                                   638,400             95
          7,700     Morton International, Inc.                                                          276,237             41
          4,900     Pacific Enterprises                                                                 138,425             21
          3,450     Phillips Petroleum Company                                                          117,731             18
          7,900     Royal Dutch Petroleum Company                                                     1,114,888            167
          4,100     Schlumberger Ltd.                                                                   283,925             42
         11,900     Sonat, Inc.                                                                         423,938             63
          3,500     Texaco, Inc.                                                                        274,750             41
          9,000     Unocal Corporation                                                                  262,125             39
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      8,034,295          1,201
------------------------------------------------------------------------------------------------------------------------------
                    Financial--11.4%
          6,650     American Express Company                                                            275,144             42
          6,900     American International Group, Inc.                                                  638,250             95
          6,900     American Re Corporation                                                             282,038             42
         14,700     Banc One Corporation                                                                554,925             83
          4,500     Bank of New York Company, Inc.                                                      219,375             33
          6,600     BankAmerica Corporation                                                             427,350             64
         11,700     Charles Schwab Corporation                                                          235,463             35
          4,200     Chase Manhattan Corporation                                                         254,625             38
          5,100     Chemical Banking Corporation                                                        299,625             45
          2,900     Chubb Corporation                                                                   280,575             42
          9,000     Citicorp                                                                            605,250             90
          5,400     Dean Witter Discover and Company                                                    253,800             38
          6,300     Federal National Mortgage Association                                               781,987            117
          4,600     First Union Corporation                                                             255,875             38
          1,900     General Re Corporation                                                              294,500             44
         30,800     Hibernia Corporation Class "A"                                                      331,100             49
            950     Marsh & McLennan Companies, Inc.                                                     84,312             13
          5,400     Mellon Bank Corporation                                                             290,250             43
          6,900     NationsBank Corporation                                                             480,413             72
         13,800     Norwest Corporation                                                                 455,400             68
          8,800     Salomon, Inc.                                                                       312,400             47
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      7,612,657          1,138
------------------  ----------------------------------------------------------------------------------------------------------
                    Technology--13.8%
          9,100  *  Airtouch Communications, Inc.                                                       257,075             39
          7,200  *  Applied Materials, Inc.                                                             283,500             42
          4,100  *  Ascend Communications, Inc.                                                         332,613             50
         23,000     A T & T Corp.                                                                     1,489,250            223
          1,700     Autodesk, Inc.                                                                       58,225              9
          3,100     Automatic Data Processing, Inc.                                                     230,175             34
          9,500  *  Cisco Systems, Inc.                                                                 708,937            106
          2,100     Computer Associates International, Inc.                                             119,438             18
         16,500  *  EMC Corporation                                                                     253,687             38
          8,300     First Data Corporation                                                              555,062             83
          7,600     Hewlett-Packard Company                                                             636,500             95
         11,600     Intel Corporation                                                                   658,300             98
          8,800     International Business Machines Corporation                                         807,400            121
          7,500  *  LSI Logic Corporation                                                               245,625             37
          9,900     MCI Communications Corporation                                                      258,637             38
          8,400  *  Microsoft Corporation                                                               737,100            109
          9,400     Motorola, Inc.                                                                      535,800             80
          7,100  *  National Semiconductor Corporation                                                  157,975             24
         11,650  *  Oracle Corporation                                                                  493,669             74
          8,100  *  Premenos Technology Corporation                                                     213,638             32
          5,100     Sprint Corporation                                                                  203,362             30
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      9,235,968          1,380
------------------  ----------------------------------------------------------------------------------------------------------
                    Telecommunications--.3%
          6,400     US West Communications Group                                                        228,800             34
------------------  ----------------------------------------------------------------------------------------------------------
                    Transportation--1.3%
          4,000  *  AMR Corporation                                                                     297,000             44
          2,400     Burlington Northern, Inc.                                                           187,200             28
          5,700     Union Pacific Corporation                                                           376,200             56
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        860,400            128
------------------  ----------------------------------------------------------------------------------------------------------
                    Utilities--8.4%
          7,400     Ameritech Corporation                                                               436,600             64
          6,300     Bell Atlantic Corporation                                                           421,313             63
         16,100     BellSouth Corporation                                                               700,350            105
          8,700     Carolina Power & Light Company                                                      300,150             45
         15,100     CINergy Corporation                                                                 462,438             69
          8,700     Duke Power Company                                                                  412,162             62
         10,500     FPL Group, Inc.                                                                     486,937             73
         13,300     GTE Corporation                                                                     585,200             88
          5,800     NYNEX Corporation                                                                   313,200             48
          6,100     Pacific Telesis Group                                                               205,112             31
          9,800     PacifiCorp                                                                          208,250             31
          6,000     Peco Energy Company                                                                 180,750             27
          8,300     SBC Communications, Inc.                                                            477,250             71
         10,500     Texas Utilities Company                                                             431,813             65
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      5,621,525            842
------------------------------------------------------------------------------------------------------------------------------
                    Total Value of Common Stocks ($49,784,003)                                       62,476,484          9,339
------------------------------------------------------------------------------------------------------------------------------
                    CONVERTIBLE BONDS--.5%
       $   500M     Bell Sports Corporation, 4 1U4%, 11/15/00 (cost $429,695)                           350,000             52
------------------  ----------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--5.5%
           600M     Hewlett Packard Company, 5.72%, 1/11/96                                             599,047             90
         1,050M     Hitachi America Ltd., 5.90%, 1/10/96                                              1,048,451            156
           400M     Idaho Power Company, 5.75%, 1/12/96                                                 399,297             59
           800M     Lubrizol Corporation, 5.74%, 1/5/96                                                 799,490            120
           800M     Nestle Capital Corporation, 5.67%, 1/3/96                                           799,748            120
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Short-Term Corporate Notes (cost $3,646,033)                       3,646,033            545
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $53,859,731)                             99.4%                      66,472,517          9,936
Other Assets, Less Liabilities                                              .6                          427,227             64
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                               100.0%                     $66,899,744        $10,000
==================  ==========================================================================================================
* Non-income producing

See notes to financial statements


Portfolio of Investments
First Investors Life Series Fund-Cash Management Fund
December 31, 1995
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
Principal                                                                           Interest                        $10,000 of
   Amount           Security                                                            Rate*        Value          Net Assets
------------------------------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--91.5%
          $ 63M     Baltimore Gas & Electric Company, 4/15/96                           6.00%     $   63,530           $   152
           200M     BellSouth Telecommunications, Inc., 2/9/96                          5.63         198,780               477
           200M     Brown-Forman Corporation, 2/12/96                                   5.70         198,670               477
           200M     Chevron Oil Finance Company, 1/12/96                                5.75         199,648               480
           155M     Consolidated Natural Gas Company, 1/5/96                            5.72         154,902               372
           189M     Dresser Industries, Inc., 1/31/96                                   5.73         188,099               452
           107M     Gannett Company, 1/17/96                                            5.80         106,724               256
           100M     GTE South, Inc., 2/7/96                                             5.73          99,411               239
           200M     Hewlett Packard Company, 1/25/96                                    5.68         199,243               479
           200M     Hitachi America Ltd., 1/12/1996                                     5.55         199,660               480
           200M     Laclede Gas Company, 1/31/96                                        5.65         199,058               478
           100M     Lubrizol Corporation, 1/5/96                                        5.74          99,936               240
           200M     McGraw-Hill Inc., 2/21/96                                           5.67         198,394               477
           150M     Merck & Company, Inc., 8/14/96                                      5.59         153,787               370
           150M     National Rural Utilities Cooperative
                     Financial Corporation, 2/9/96                                      5.62         149,087               358
           100M     Pacific Bell, 1/22/96                                               5.65          99,670               240
           200M     PepsiCo, Inc., 1/30/96                                              5.86         206,287               496
           150M     Pitney Bowes Credit, Inc., 2/13/96                                  5.65         148,988               358
           200M     Southern California Edison Company, 1/19/96                         5.68         199,432               479
           200M     TDK U.S.A. Corporation, 1/22/96                                     5.65         199,341               479
           200M     The Stanley Works, 3/6/96                                           5.60         197,978               476
           200M     U.S. Borax & Chemical Corporation, 3/21/96                          5.53         197,542               475
           150M     Waste Management, Inc., 4/14/96                                     5.84         150,926               363
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Short-Term Corporate Notes (cost $3,809,093)                    3,809,093             9,153
------------------  ----------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AGENCIES--7.3%
           200M     Federal Home Loan Bank, 12/27/96                                    5.55         200,152               481
           100M     Tennessee Valley Authority, 9/9/96                                  5.51         100,712               242
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of U.S. Government Agencies (cost $300,864)                          300,864               723
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $4,109,957)                                         98.8%         4,109,957             9,876
Other Assets, Less Liabilities                                                        1.2             51,607               124
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                                          100.0%        $4,161,564           $10,000
==================  ==========================================================================================================
* The interest rate shown is the effective rate at the time of purchase.

See notes to finanical statements

Portfolio of Investments
First Investors Life Series Fund-Discovery Fund
December 31, 1995
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
                                                                                                                    $10,000 of
         Shares     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    COMMON STOCKS--84.9%
                    Basic Industry--2.0%
          3,800     Chesapeake Corporation                                                          $   112,575        $    23
         26,200     Interpool, Inc.                                                                     468,325             92
         29,300  *  Repap Enterprises, Inc.                                                             130,018             26
          8,700     Schulman (A.), Inc.                                                                 195,750             38
          9,800  *  Universal Stainless & Alloy Products, Inc.                                          104,125             20
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,010,793            199
------------------  ----------------------------------------------------------------------------------------------------------
                    Capital Goods--3.0%
         10,850     Agco Corporation                                                                    553,350            109
         16,400     Case Corporation                                                                    750,300            147
         24,800     Owosso Corporation                                                                  220,100             43
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,523,750            299
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Durables--1.2%
         10,100     Falcon Products, Inc.                                                               132,562             26
         24,900  *  National R.V. Holdings, Inc.                                                        289,463             57
          3,800  *  Wolverine Tube, Inc.                                                                142,500             28
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        564,525            111
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Non-Durables--1.5%
         10,200     Dreyer's Grand Ice Cream, Inc.                                                      339,150             67
         17,600  *  Ralcorp Holdings, Inc.                                                              426,800             84
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        765,950            151
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Services--20.1%
         11,300     Advo, Inc.                                                                          293,800             58
         14,700  *  Barnes & Noble, Inc.                                                                426,300             84
         31,200  *  Bell Sport Corporation                                                              249,600             49
         46,700  *  Cannondale Corporation                                                              741,362            146
         26,400  *  Cinar Films, Inc. Class "B"                                                         399,300             78
         18,150  *  CUC International, Inc.                                                             619,369            122
         19,600  *  Discount Auto Parts, Inc.                                                           610,050            120
         20,400     Equifax, Inc.                                                                       436,050             86
          7,000  *  Federated Department Stores, Inc.                                                   192,500             38
         21,400  *  Franklin Electronic Publishers, Inc.                                                631,300            124
         14,000     Gaylord Entertainment Class "A"                                                     388,500             76
         24,600  *  Home Shopping Network, Inc.                                                         221,400             43
         22,200     LA Quinta Inns, Inc.                                                                607,725            119
         16,900  *  Meyer (Fred), Inc.                                                                  380,250             75
         19,400  *  Monarch Casino & Resort, Inc.                                                        67,900             13
         13,900  *  NHP, Inc.                                                                           257,150             51
         12,100  *  REX Stores Corporation                                                              214,775             42
         20,000     Rite Aid Corporation                                                                685,000            135
          5,600  *  Studio Plus Hotels, Inc.                                                            144,200             28
          9,000     Talbots, Inc.                                                                       258,750             51
         24,100  *  Tele-Communications, Inc., TCI Group Class "A"                                      478,988             94
         43,200  *  US Office Products Company                                                          982,800            193
         35,000  *  USCI, Inc.                                                                          345,625             68
         12,900  *  Viacom, Inc. Class "B"                                                              611,138            120
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     10,243,832          2,013
------------------  ----------------------------------------------------------------------------------------------------------
                    Energy--.8%
          8,400     Snyder Oil Company                                                                  101,850             20
          2,800     Sonat, Inc.                                                                          99,750             20
          4,200  *  Tejas Gas Corporation                                                               222,075             43
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        423,675             83
------------------  ----------------------------------------------------------------------------------------------------------
                    Financial--8.1%
         14,600  *  American Travellers Corporation                                                     410,625             81
         25,600     Amvestors Financial Corporation                                                     300,800             59
          6,100     Boatmens Bancshares, Inc.                                                           249,337             48
          1,700     Commercial Federal Corporation                                                       64,175             13
         10,200     First USA, Inc.                                                                     452,625             89
         20,400     Independent Bancorporation                                                          150,450             30
         14,700     Integon Corporation                                                                 303,187             60
          6,500  *  Mark Twain Bancshares, Inc.                                                         251,875             49
          5,700     Mercanitle Bancorporation                                                           262,200             52
         27,300  *  Penn Treaty American Corporation                                                    450,450             88
         17,050     Reliance Group Holdings, Inc.                                                       147,056             29
          7,182     Southern National Corporation                                                       188,528             37
         21,000     Titan Holdings, Inc.                                                                301,875             59
         14,100  *  WFS Financial, Inc.                                                                 274,950             54
         25,000     Willis Corroon Group PLC (ADR)                                                      290,625             57
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      4,098,758            805
------------------  ----------------------------------------------------------------------------------------------------------
                    Health Care/Miscellaneous--13.3%
          8,400  *  AHI Healthcare Systems, Inc.                                                         48,300              9
         13,900  *  American Medical Response, Inc.                                                     451,750             89
          5,600  *  American Oncology Resources, Inc.                                                   272,300             54
         29,500  *  Applied Bioscience International, Inc.                                              199,125             39
         11,700  *  Arbor Health Care Company                                                           204,750             40
         10,100  *  Boston Scientific Corporation                                                       494,900             98
         11,000     Dentsply International, Inc.                                                        440,000             86
         33,800  *  Ethical Holdings PLC (ADR)                                                          304,200             60
         15,000     Fisher Scientific International                                                     500,625             98
         10,100  *  Health Care and Retirement Corporation                                              353,500             69
         13,200  *  Humana, Inc.                                                                        361,350             71
          7,000  *  InStent, Inc.                                                                       105,000             21
         12,200  *  Living Centers of America, Inc.                                                     427,000             84
         22,400  *  Mid Atlantic Medical Services, Inc.                                                 543,200            107
          4,200  *  Norland Medical Systems, Inc.                                                        97,650             19
         14,300  *  Noven Pharmaceuticals, Inc.                                                         160,875             32
          8,400  *  Orthologic Corporation                                                              121,800             24
         11,900  *  Pacific Physicians Services, Inc.                                                   214,200             42
         12,300  *  Pyxis Corporation                                                                   179,888             35
          7,000  *  Rural/Metro Corporation                                                             158,375             31
          7,000  *  Tecnol Medical Products, Inc.                                                       126,000             25
         15,500     Teva Pharmaceutical Industries Ltd. (ADR)                                           718,813            141
         29,200  *  Vidamed, Inc.                                                                       277,400             54
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      6,761,001          1,328
------------------  ----------------------------------------------------------------------------------------------------------
                    Technology--27.3%
         11,800  *  Adaptec, Inc.                                                                       483,800             95
          7,500  *  Altera Corporation                                                                  373,125             73
         11,300  *  Applied Materials, Inc.                                                             444,937             87
         14,300  *  Atmel Corporation                                                                   319,962             63
         13,400  *  Bisys Group, Inc.                                                                   412,050             81
         12,900  *  Broadway & Seymour, Inc.                                                            209,625             41
         14,000  *  Catalyst International, Inc.                                                        161,000             32
          5,600  *  Cerner Corporation                                                                  114,800             23
          5,500  *  Cisco Systems, Inc.                                                                 410,437             81
          6,850     Computer Associates International, Inc.                                             389,594             77
         14,000  *  Cornerstone Imaging, Inc.                                                           203,000             40
         15,400  *  Data Works Corporation                                                              194,425             38
         14,000  *  Davidson & Associates, Inc.                                                         308,000             61
          9,700  *  Discreet Logic, Inc.                                                                242,500             48
         24,800  *  EMC Corporation                                                                     381,300             75
          7,500  *  FileNet Corporation                                                                 352,500             69
         20,500  *  Fulcrum Technologies, Inc.                                                          666,250            131
          5,600  *  HCIA, Inc.                                                                          261,800             51
         14,000  *  IDX Systems Corporation                                                             486,500             96
         13,200  *  IMNET Systems, Inc.                                                                 316,800             62
          6,700  *  Informix Corporation                                                                201,000             39
         14,900  *  Integrated Micro Products PLC (ADR)                                                 275,650             54
         23,700  *  Intersolv                                                                           305,137             60
          5,300  *  Lam Research Corporation                                                            242,475             48
         17,900  *  LSI Logic Corporation                                                               586,225            115
         11,200  *  Mercury Interactive Corporation                                                     204,400             40
         12,900  *  Metatec Corporation                                                                 141,900             28
         19,500  *  MySoftware Company                                                                  248,625             49
         33,200  *  National Semiconductor Corporation                                                  738,700            145
         14,550  *  Oracle Corporation                                                                  616,556            121
         54,900  *  Plasma-Therm, Inc.                                                                  137,250             27
         21,800  *  Premenos Technology Corporation                                                     574,975            113
         12,500     Reynolds & Reynolds Company                                                         485,938             95
         18,200  *  Saville Systems Ireland (ADR)                                                       259,350             51
         11,300  *  Softkey International, Inc.                                                         261,313             51
         28,700  *  Symantec Corporation                                                                667,275            131
         22,500  *  System Soft Corporation                                                             253,125             50
         15,100  *  Tower Semiconductor Ltd.                                                            334,088             66
          5,700  *  Veritas Software Corporation                                                        216,600             43
         13,800  *  VLSI Technology, Inc.                                                               250,126             48
          5,100  *  Xilinx, Inc.                                                                        155,550             31
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                     13,888,663          2,729
------------------  ----------------------------------------------------------------------------------------------------------
                    Telecommunications--6.8%
          6,300  *  Ascend Communications, Inc.                                                         511,087            100
         10,900  *  Boston Technology, Inc.                                                             138,975             27
         19,000     ECI Telecommunications Limited Designs                                              433,437             85
         16,400     Ericsson (L.M.) Telephone Co. (ADR) Class "B"                                       319,800             63
          6,000     Motorola, Inc.                                                                      342,000             67
          5,300  *  Netcom On-Line Communication  Services, Inc.                                        190,800             37
          9,100     Nokia Corporation (ADR) Class "A"                                                   353,763             70
         14,000  *  Octel Communications Corporation                                                    451,500             89
          5,100  *  TCSI Corporation                                                                     94,350             19
         24,100  *  Tele-Communications, Inc., Liberty Media Group Class "A"                            647,687            127
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      3,483,399            684
------------------------------------------------------------------------------------------------------------------------------
                    Transportation--.8%
          2,800  *  Celadon Group, Inc.                                                                  25,200              5
         49,300  *  Transportacion Maritima Mexicana SA (ADR)                                           412,888             81
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        438,088             86
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Common Stocks (cost $36,077,157)                                  43,202,434          8,488
------------------  ----------------------------------------------------------------------------------------------------------
                    CONVERTIBLE BONDS--.3%
                    Health Care/Miscellaneous
           150M     Pacific Physicians Services, Inc., 5 1U2%, 2003 (cost $150,000)                     145,125             29
------------------  ----------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--14.9%
           650M     Appalachian Power, 6%, 1/2/1996                                                     649,892            128
         1,000M     Dresser Industries, 5.75%, 1/16/1996                                                997,604            196
           250M     Ford Motor, 5.70%, 1/11/1996                                                        249,604             49
           700M     Idaho Power, 5.65%, 1/11/1996                                                       698,902            138
         1,000M     Lubrizol Corporation, 5.74%, 1/5/1996                                               999,362            196
         2,000M     Pacific Bell, 5.65%, 1/22/96                                                      1,993,408            392
         1,600M     Pearson Incorporated, 5.80%, 1/23/1996                                            1,594,329            313
           400M     Stanley Works, 5.72%, 1/12/1996                                                     399,301             78
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Short-Term Corporate Notes (cost $7,582,402)                       7,582,402          1,490
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $43,809,559)                            100.1%                      50,929,961         10,007
Excess of Liabilities Over Other Assets                                    (.1)                         (30,000)            (7)
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                               100.0%                     $50,899,953         10,000
==================  ==========================================================================================================
* Non-income producing

See notes to financial statements


Portfolio of Investments
First Investors Life Series Fund-Government Fund
December 31, 1995
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
      Principal                                                                                                     $10,000 of
         Amount     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    MORTGAGE-BACKED CERTIFICATES--44.9%
        $   36M     Federal Home Loan Mortgage Corp., 6 1/2%, 4/1/2024                               $   36,408         $   38
           133M     Federal Home Loan Mortgage Corp., 6 1/2%, 6/1/2024                                  132,030            139
         1,066M     Federal Home Loan Mortgage Corp., 6 1/2%, 9/1/2024                                1,054,647          1,110
           862M     Federal National Mortgage Association, 9%, 10/1/2020                                911,301            959
           508M     Government National Mortgage Association, 7 1/2%, 8/15/2025                         523,017            551
           999M     Government National Mortgage Association, 7 1/2%, 11/15/2025                      1,027,937          1,082
           198M     Government National Mortgage Association, 11 1/2%, 10/15/2012                       222,517            234
           317M     Government National Mortgage Association, 11 1/2%, 5/15/2015                        356,103            375
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Mortgage-Backed Certificates (cost $4,211,839)                     4,263,960          4,488
------------------  ----------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AGENCY OBLIGATIONS--39.3%
         1,100M     Federal Farm Credit, 8.65%, 10/01/2099                                            1,216,724          1,281
         1,400M     Federal Home Loan Bank, 5.92%, 6/29/2000                                          1,421,875          1,496
         1,000M     Federal National Mortgage Association, 8 1/2%, 2/1/2005                           1,095,000          1,153
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of U.S. Government Agency Obligations (cost $3,733,054)               3,733,599          3,930
------------------  ----------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT OBLIGATIONS--12.9%
         1,150M     U.S. Treasury Note, 6 1/2%, 8/15/2005 (cost $1,177,695)                           1,226,547          1,291
------------------  ----------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--1.4%
           130M     Appalachian Power 6%, 1/2/96 (cost $129,957)                                        129,957            137
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $9,252,545)                                      98.5%               9,354,063          9,846
Other Assets, Less Liabilities                                                     1.5                  146,124            154
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                                       100.0%              $9,500,187        $10,000
==================  ==========================================================================================================

See notes to financial statements


Portfolio of Investments
First Investors Life Series Fund-Blue Chip Fund
December 31, 1995
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
                                                                                                                    $10,000 of
         Shares     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    COMMON STOCKS--97.7%
                    Apparel/Textiles--.4%
          6,000  *  Nine West Group, Inc.                                                           $   225,000        $    44
------------------  ----------------------------------------------------------------------------------------------------------
                    Banks--6.6%
          5,000     Associated Banc-Corp                                                                204,687             40
          8,000     Bancorp Hawaii, Inc.                                                                287,000             56
         21,900     First Bank System, Inc.                                                           1,086,787            212
          5,350     First Commercial Corporation                                                        176,550             35
         10,000     J.P. Morgan & Company, Inc.                                                         802,500            157
          4,000     Old Kent Financial Corporation                                                      164,500             32
         15,000     State Street Boston Corporation                                                     675,000            132
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      3,397,024            664
------------------  ----------------------------------------------------------------------------------------------------------
                    Business Services--2.9%
         12,000     Dames & Moore, Inc.                                                                 145,500             28
          7,500  *  DST Systems, Inc.                                                                   213,750             42
         10,000     G & K Services, Inc. Class "A"                                                      255,000             50
          4,000  *  Ionics, Inc.                                                                        174,000             34
         19,000     Sysco Corporation                                                                   617,500            121
          5,000  *  Tetra Tech, Inc.                                                                    113,750             22
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,519,500            297
------------------  ----------------------------------------------------------------------------------------------------------
                    Chemicals--4.6%
          7,600     Air Products and Chemicals, Inc.                                                    400,900             78
         21,600     Engelhard Corporation                                                               469,800             92
         20,800     Morton International, Inc.                                                          746,200            146
         13,500     Nalco Chemical Company                                                              406,688             79
         15,000     Schulman (A.), Inc.                                                                 337,500             66
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,361,088            461
------------------------------------------------------------------------------------------------------------------------------
                    Communication Equipment--5.1%
         32,000     Ericsson (L.M.) Telephone Co. (ADR) Class "B"                                       624,000            122
         20,000  *  General Instrument Corporation                                                      467,500             92
         10,800     Motorola, Inc.                                                                      615,600            120
          7,200     Nokia Corporation (ADR) Class "A"                                                   279,900             55
         13,000  *    3COM Corporation                                                                  606,125            118
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,593,125            507
------------------  ----------------------------------------------------------------------------------------------------------
                    Computers & Office Equipment--3.0%
          9,000  *  Compaq Computer Corporation                                                         432,000             85
         10,800     Hewlett-Packard Company                                                             904,500            177
         12,800     Sensormatic Electronics Corporation                                                 222,400             43
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,558,900            305
------------------  ----------------------------------------------------------------------------------------------------------
                    Drugs--5.3%
         10,000  *  Alza Corporation                                                                    247,500             48
         12,500     Pfizer, Inc.                                                                        787,500            154
         15,000     Rhone-Poulenc Rorer Group, Inc.                                                     798,750            156
         15,000     Zeneca Group PLC (ADR)                                                              875,625            171
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,709,375            529
------------------  ----------------------------------------------------------------------------------------------------------
                    Electrical Equipment--2.4%
         11,000     Hubbell, Inc. Class "B"                                                             723,250            141
         10,000     Juno Lighting, Inc.                                                                 160,000             31
          9,000  *  Littlefuse, Inc.                                                                    330,750             65
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,214,000            237
------------------  ----------------------------------------------------------------------------------------------------------
                    Electronics--1.9%
         15,700     AMP, Inc.                                                                           602,487            118
         10,000     Dallas Semiconductor Corporation                                                    207,500             41
          6,000  *  Silicon Valley Group, Inc.                                                          151,500             30
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        961,487            189
------------------------------------------------------------------------------------------------------------------------------
                    Energy Services--1.4%
          4,000  *  Input/Output, Inc.                                                                  231,000             45
          6,600     Schlumberger Ltd.                                                                   457,050             89
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        688,050            134
------------------  ----------------------------------------------------------------------------------------------------------
                    Energy Sources--5.5%
         13,300     Amoco Corporation                                                                   955,937            187
          9,500  *  Barrett Resources Corporation                                                       279,062             55
         15,500     Burlington Resources, Inc.                                                          608,375            119
         33,000     Unocal Corporation                                                                  961,125            188
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,804,499            549
------------------  ----------------------------------------------------------------------------------------------------------
                    Entertaiment Products--1.3%
          6,000  *  Coleman Company, Inc. (New)                                                         210,750             41
          7,000     Harley-Davidson, Inc.                                                               201,250             39
          8,500  *  Speedway Motorsports, Inc.                                                          255,000             50
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        667,000            130
------------------  ----------------------------------------------------------------------------------------------------------
                    Financial Services--2.9%
         11,500     American Express Company                                                            475,813             93
          8,320     Federal National Mortgage Association                                             1,032,720            202
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,508,533            295
------------------  ----------------------------------------------------------------------------------------------------------
                    Food/Beverage/Tobacco--4.0%
          6,000  *  Canadaigua Wine Company, Inc. Class "A"                                             195,750             38
         18,000     Pepsico, Inc.                                                                     1,005,750            197
          3,400  *  Robert Mondavi Corporation Class "A"                                                 93,925             18
         22,600     Sara Lee Corporation                                                                720,375            141
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,015,800            394
------------------  ----------------------------------------------------------------------------------------------------------
                    Health Services--1.0%
          6,000  *  American Medical Response, Inc.                                                     195,000             38
         30,000  *  Beverly Enterprises                                                                 318,750             62
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        513,750            100
------------------------------------------------------------------------------------------------------------------------------
                    Household Products--4.4%
         10,000     Armor All Products Corporation                                                      181,250             35
          9,000  *  Bush Boake Allen, Inc.                                                              246,375             48
         14,300     Kimberly-Clark Corporation                                                        1,183,325            231
          7,500     Procter & Gamble Company                                                            622,500            122
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,233,450            436
------------------  ----------------------------------------------------------------------------------------------------------
                    Insurance--4.0%
          8,175     American International Group, Inc.                                                  756,187            148
          6,000     American Re Corporation                                                             245,250             48
          8,000     Frontier Insurance Group, Inc.                                                      256,000             50
          5,000     General Re Corporation                                                              775,000            151
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,032,437            397
------------------  ----------------------------------------------------------------------------------------------------------
                    Machinery & Manufacturing--1.8%
         10,500     Donaldson Company                                                                   263,812             52
          9,100     Minnesota Mining & Manufacturing Company                                            602,875            118
          2,300  *  MSC Industrial Direct Company, Inc. Class "A"                                        63,250             12
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        929,937            182
------------------  ----------------------------------------------------------------------------------------------------------
                    Media--8.6%
          7,000     ADVO, Inc.                                                                          182,000             35
         54,000     Comcast Corporation  Class "A"                                                      982,127            192
         12,000     Dun & Bradstreet Corporation                                                        777,000            152
          9,000     Gannett Company                                                                     552,375            108
          6,500     Houghton Mifflin Company                                                            279,500             55
         21,400  *  Viacom, Inc. Class "B"                                                            1,013,825            198
         18,000     Vodafone Group PLC (ADR)                                                            634,500            124
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      4,421,327            864
------------------------------------------------------------------------------------------------------------------------------
                    Medical Products--3.0%
         22,000     Abbott Laboratories                                                                 918,500            179
         14,500  *  Biomet, Inc.                                                                        259,188             51
          9,000  *  Datascope Corporation                                                               216,000             42
          5,000     Life Technologies, Inc.                                                             136,250             27
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,529,938            299
------------------  ----------------------------------------------------------------------------------------------------------
                    Paper/Forest Products--1.3%
          8,000     Bemis Company, Inc.                                                                 205,000             40
         12,000     International Paper Company                                                         454,500             89
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        659,500            129
------------------  ----------------------------------------------------------------------------------------------------------
                    Real Estate Companies--.5%
         10,000  *  Doubletree Corporation                                                              262,500             51
------------------  ----------------------------------------------------------------------------------------------------------
                    Retail--9.0%
         12,000     Arbor Drugs, Inc.                                                                   252,000             49
         25,000  *  AutoZone, Inc.                                                                      721,875            141
         10,000  *  Barnes & Noble, Inc.                                                                290,000             57
         10,000  *  Gymboree Corporation                                                                206,250             40
         11,000     Home Depot, Inc.                                                                    526,625            103
         18,000     May Department Stores Company                                                       760,500            149
         19,000     Rite Aid Corporation                                                                650,750            127
         10,000  *  Sports Authority, Inc.                                                              203,750             40
          9,300     Talbots, Inc.                                                                       267,375             52
         32,600     Wal-Mart Stores, Inc.                                                               729,425            143
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      4,608,550            901
------------------  ----------------------------------------------------------------------------------------------------------
                    Software & Services--8.9%
          9,000  *  American Management Systems, Inc.                                                   270,000             53
          9,000     Automatic Data Processing, Inc.                                                     668,250            131
          9,000  *  Bisys Group, Inc.                                                                   276,750             54
         12,000  *  BMC Software, Inc.                                                                  513,000            100
          7,000  *  Cognos, Inc.                                                                        312,375             61
         10,800  *  Computer Sciences Corporation                                                       758,700            148
          5,600     First Data Corporation                                                              374,500             73
          6,300  *  Microsoft Corporation                                                               552,825            108
         13,000  *  Policy Management Systems Corporation                                               619,125            121
         10,700  *  Systems & Computer Technology Corporation                                           212,663             42
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      4,558,188            891
------------------  ----------------------------------------------------------------------------------------------------------
                    Telephone--5.1%
         19,700     A T & T Corp.                                                                     1,275,575            249
          7,000     Century Telephone Enterprises                                                       222,250             43
         13,900     MCI Communications Corporation                                                      363,137             71
         14,300  *  MFS Communications Company, Inc.                                                    761,475            149
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,622,437            512
------------------  ----------------------------------------------------------------------------------------------------------
                    Transportation--.9%
          9,500     Air Express International Corporation                                               218,500             42
          4,000     Airborne Freight                                                                    106,500             21
          7,000     Werner Enterprises, Inc.                                                            141,750             28
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        466,750             91
------------------  ----------------------------------------------------------------------------------------------------------
                    Travel & Leisure--1.9%
         10,000  *  Landry's Seafood Restaurants, Inc.                                                  170,625             33
          8,000     McDonald's Corporation                                                              361,000             71
         18,000     Southwest Airlines Company                                                          418,500             82
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        950,125            186
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Common Stocks (cost $41,695,820)                                  50,012,270          9,774
------------------  ----------------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENTS--2.0%
         1,004M     Morgan Stanley Securities, Inc. 5 1/2%, 1/2/96, (collateralized by
                     $730M U.S. Treasury Note, 9 1/4%, 2/15/16) (cost $1,004,000)                     1,004,000            196
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $42,699,820)                               99.7%                    51,016,270          9,970
Other Assets, Less Liabilities                                                .3                        154,953             30
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                                 100.0%                   $51,171,223        $10,000
==================  ==========================================================================================================
* Non-income producing

See notes to financial statements


Portfolio of Investments
First Investors Life Series Fund-High Yield Fund
December 31, 1995
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
      Principal                                                                                                     $10,000 of
         Amount     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    CORPORATE BONDS--87.8%
                    Aerospace/Defense--2.5%
        $  500M     Fairchild Industries, Inc., 12 1/4%, 1999                                       $   535,000        $   127
           500M     Howmet Corp., 10%, 2003 (Note 4)                                                    520,000            124
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,055,000            251
------------------  ----------------------------------------------------------------------------------------------------------
                    Apparel/Textiles--1.4%
           600M     Westpoint Stevens, Inc., 9 3/8%, 2005                                               594,000            142
------------------  ----------------------------------------------------------------------------------------------------------
                    Automotive--3.7%
           800M     SPX Corp., 11 3/4%, 2002                                                            852,000            204
           700M     Walbro Corp., 9 7/8%, 2005 (Note 4)                                                 703,500            168
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,555,500            372
------------------  ----------------------------------------------------------------------------------------------------------
                    Chemicals--4.6%
         1,000M     Harris Chemical North America, Inc., 0%-10 1/4%, 2001                               973,750            232
           600M     Rexene Corp., 11 3/4%, 2004                                                         637,500            152
           300M     Synthetic Industries, Inc., 12 3/4%, 2002                                           295,500             71
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,906,750            455
------------------  ----------------------------------------------------------------------------------------------------------
                    Computers/Software/Business Equipment--1.2%
           500M     Bell & Howell Co., 10 3/4%, 2002                                                    533,750            127
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Products--1.8%
           700M     Herff Jones, Inc., 11%, 2005                                                        752,500            180
------------------  ----------------------------------------------------------------------------------------------------------
                    Electrical Equipment--3.3%
           700M     Essex Group, Inc., 10%, 2003                                                        693,000            165
           700M     IMO Industries, Inc., 12%, 2001                                                     714,000            171
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,407,000            336
------------------  ----------------------------------------------------------------------------------------------------------
                    Energy--9.0%
         1,000M     Clark R & M Holdings, Inc., 0%, 2000                                                667,500            159
           700M     Falcon Drilling Co., Inc., 12 1/2%, 2005                                            770,000            184
           800M     Giant Industries, Inc., 9 3/4%, 2003                                                812,000            194
           800M     United Meridian Corp., 10 3/8%, 2005                                                850,000            203
           650M     Vintage Petroleum, Inc., 9%, 2005                                                   658,936            157
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      3,758,436            897
------------------  ----------------------------------------------------------------------------------------------------------
                    Financial Services--2.1%
           700M     American Life Holding Co., 11 1/4%, 2004                                            735,000            176
           260M     Lomas Mortgage, USA, 10 1/4%, 2002 (Defaulted) (Note 7)                             131,300             31
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        866,300            207
------------------  ----------------------------------------------------------------------------------------------------------
                    Food/Beverage/Tobacco--1.5%
           600M     Van de Kamps, Inc., 12%, 2005 (Note 4)                                              624,000            149
------------------  ----------------------------------------------------------------------------------------------------------
                    Gaming/Lodging--3.0%
           650M     GB Property Funding, Inc., 10 7/8%, 2004                                            570,375            136
           700M     Showboat, Inc., 9 1/4%, 2008                                                        707,000            169
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,277,375            305
------------------  ----------------------------------------------------------------------------------------------------------
                    Healthcare--9.5%
           750M     Abbey Healthcare Group, Inc., 9 1/2%, 2002                                          798,750            191
           700M     Genesis Healthcare, Inc., 9 3/4%, 2005                                              742,000            177
           600M     Integrated Health Services, Inc., 9 5/8%, 2002                                      613,500            146
           400M     Integrated Health Services, Inc., 10 3/4%, 2004                                     430,000            103
           500M     Mediq/PRN Life Support Services, Inc., 11 1/8%, 1999                                500,000            119
           800M     Tenet Healthcare Corp., 10 1/8%, 2005                                               889,000            212
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      3,973,250            948
------------------  ----------------------------------------------------------------------------------------------------------
                    Media/Cable Television--16.3%
         1,000M     Act III Broadcasting, Inc., 10 1/4%, 2005                                         1,022,500            244
           600M     Adelphia Communications, Inc., 9 7/8%, 2005                                         546,000            130
         1,000M     Affiliated Newspaper Investments, 0%-13 1/4%, 2006                                  595,000            142
         1,000M     Bell Cablemedia PLC, 0%-11.95%, 2004                                                707,500            169
           500M     Diamond Cable Communications PLC, 0%-11 3/4%, 2005                                  295,625             71
         1,400M     Echostar Communications Corp., 0%-12 7/8%, 2004                                     945,000            226
           500M     Garden State Newspapers, Inc., 12%, 2004                                            507,500            121
           750M     Outdoor Systems, Inc., 10 3/4%, 2003                                                727,500            174
           400M     PanAmSat Capital Corp., 0%-11 3/8%, 2003                                            326,000             78
           500M     Rogers Cablesystems, Inc., 10%, 2005                                                539,375            129
           600M     World Color Press, Inc., 9 1/8%, 2003                                               621,000            148
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      6,833,000          1,632
------------------  ----------------------------------------------------------------------------------------------------------
                    Mining/Metals--6.4%
           634M     Carbide/Graphite Group, Inc., 11 1/2%, 2003                                         687,099            164
           800M     Gulf States Steel, Inc., 13 1/2%, 2003 (Note 4)                                     724,000            173
           900M     WCI Steel, Inc., 10 1/2%, 2002                                                      875,250            209
           400M     Wheeling-Pittsburgh Steel Corp., 9 3/8%, 2003                                       378,000             90
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,664,349            636
------------------  ----------------------------------------------------------------------------------------------------------
                    Miscellaneous--1.8%
           700M     Monarch Marking Systems, Inc., 12 1/2%, 2003                                        735,000            175
------------------  ----------------------------------------------------------------------------------------------------------
                    Paper/Forest Products--9.0%
           500M     Container Corp., 11 1/4%, 2004                                                      517,500            124
           500M     Gaylord Container Corp., 11 1/2%, 2001                                              516,250            123
           800M     Rainy River Forest Products Co., Inc., 10 3/4%, 2001                                883,000            211
           800M     S.D. Warren Co., Inc., 12%, 2004                                                    884,000            211
         1,000M     Stone Container Corp., 9 7/8%, 2001                                                 976,250            233
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      3,777,000            902
------------------  ----------------------------------------------------------------------------------------------------------
                    Retail-Food/Drug--1.9%
           800M     P&C Food Markets, Inc., 11 1/2%, 2001                                               784,000            187
------------------  ----------------------------------------------------------------------------------------------------------
                    Retail-General Merchandise--1.7%
             1M     Barry's Jewelers, Inc., 12 5/8%, 1996                                                   505             --
           750M     General Host Co., Inc., 11 1/2%, 2002                                               708,750            169
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        709,255            169
------------------------------------------------------------------------------------------------------------------------------
                    Telecommunications--5.9%
         1,500M     American Communication Services, Inc., 0%-13%, 2005 (Note 4)                        825,000            197
           750M     CAI Wireless Systems, Inc., 12 1/4%, 2002                                           804,375            192
           800M     Metrocall, Inc., 10 3/8%, 2007                                                      852,000            203
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,481,375            592
------------------  ----------------------------------------------------------------------------------------------------------
                    Transportation--1.2%
           500M     Trism, Inc., 10 3/4%, 2000                                                          487,500            116
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Corporate Bonds (cost $36,067,586)                                36,775,340          8,778
------------------  ----------------------------------------------------------------------------------------------------------
                    COMMON STOCKS--.7%
                    Financial Services--.2%
          4,000  *  Olympic Financial Ltd.                                                               65,000             16
------------------  ----------------------------------------------------------------------------------------------------------
                    Gaming/Lodging--.0%
          1,620  *  Divi Hotels, Inc.                                                                       122             --
          2,000  *  Goldriver Hotel & Casino Corp., Series "B"                                              374             --
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                            496             --
------------------  ----------------------------------------------------------------------------------------------------------
                    Media/Cable Television--.5%
          1,000  *  Affiliated Newspaper Investments                                                     25,000              6
          8,400  *  Echostar Communications Class "A"                                                   203,700             48
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        228,700             54
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Common Stocks (cost $85,096)                                         294,196             70
------------------  ----------------------------------------------------------------------------------------------------------
                    PREFERRED STOCKS--6.1%
                    Financial Services--4.4%
          7,000     California Federal Bank, 10 5/8%, Series "B"                                        759,500            181
         10,000     First Nationwide Bank, 11  1/2%                                                   1,110,000            265
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,869,500            446
------------------------------------------------------------------------------------------------------------------------------
                    Media/Cable Television--.9%
            318     PanAmSat Capital Corp., 12 3/4%                                                     358,594             86
------------------  ----------------------------------------------------------------------------------------------------------
                    Paper/Forest Products--.8%
         10,800  *  S.D. Warren Co., Inc., 14%                                                          345,600             82
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Preferred Stocks (cost $2,319,845)                                 2,573,694            614
------------------  ----------------------------------------------------------------------------------------------------------
                    WARRANTS--.2%
                    Financial Services--.0%
             18  *  Reliance Group Holdings, Inc. (expiring 1/28/97)                                         31             --
------------------  ----------------------------------------------------------------------------------------------------------
                    Gaming/Lodging--.1%
            200  *  Goldriver Finance Corp., Liquidating Trust                                            3,000              1
          4,200  *  President Riverboat Casinos, Inc. (expiring 9/23/96) (Note 4)                        12,600              3
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                         15,600              4
------------------  ----------------------------------------------------------------------------------------------------------
                    Mining/Metals--.0%
            800  *  Gulf State Steel Acquisition Corp. (expiring 4/1/03) (Note 4)                           400             --
------------------  ----------------------------------------------------------------------------------------------------------
                    Paper/Forest Products--.1%
         10,800  *  S.D. Warren Co., Inc. (expiring 12/15/06) (Note 4)                                   54,000             13
------------------  ----------------------------------------------------------------------------------------------------------
                    Retail-General Merchandise--.0%
            100  *  Payless Cashways, Inc. (expiring 11/1/96)                                                25             --
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Warrants (cost $5,375)                                                70,056             17
------------------  ----------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--3.6%
        $1,250M     Appalachian Power Company, 6%, 1/2/96                                             1,249,792            298
           250M     Massachusetts Electric Company, 5.85%, 1/9/96                                       249,674             60
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Short-Term Corporate Notes (cost $1,499,466)                       1,499,466            358
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $39,977,368)                             98.4%                      41,212,752          9,837
Other Assets, Less Liabilities                                             1.6                          681,209            163
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                               100.0%                     $41,893,961        $10,000
==================  ==========================================================================================================
* Non-income producing

See notes to financial statements


Portfolio of Investments
First Investors Life Series Fund-International Securities Fund
December 31, 1995
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
                                                                                                                    $10,000 of
         Shares     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    COMMON STOCKS--95.0%
                    United States--23.6%
          5,625     American International Group, Inc.                                              $   520,313        $   127
          6,500     American Re Corporation                                                             265,688             65
          4,000  *  AMR Corporation                                                                     297,000             72
          8,500     A T & T Corp.                                                                       550,375            134
          2,000     Capital Cities/ABC, Inc.                                                            246,750             60
          7,500     Dow Chemical Company                                                                527,813            129
          7,000     Exxon Corporation                                                                   560,875            137
          2,500     Federal National Mortgage Association                                               310,313             76
          6,000     General Electric Company                                                            432,000            105
          5,000     Gillette Company                                                                    260,625             64
          4,000     Hewlett-Packard Company                                                             335,000             82
         16,000     International Paper Company                                                         606,000            148
          9,500     J.C. Penney Company                                                                 452,438            110
          6,000     Johnson & Johnson                                                                   513,750            125
          7,000     Kimberly Clark Corporation                                                          579,250            141
         15,000     MCI Communications                                                                  391,875             96
          4,000     Minnesota Mining & Manufacturing Company                                            265,000             65
          5,000     Pepsico, Inc.                                                                       279,375             68
         10,000     Pharmacia & Upjohn, Inc.                                                            387,500             94
            700  *  Schweitzer-Mauduit International, Inc.                                               16,188              4
         21,000     Unocal Corporation                                                                  611,625            149
            696  *  Viacom Inc., Class "A"                                                               31,929              8
          8,273  *  Viacom Inc., Class "B"                                                              391,933             96
         22,000     Wal-Mart Stores                                                                     492,250            120
          8,300     York International Corporation                                                      390,100             95
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      9,715,965          2,370
------------------  ----------------------------------------------------------------------------------------------------------
                    Japan--15.5%
          8,400     Canon Sales Company Ltd.                                                            223,941             56
         50,000     Chichibu Onoda Cement Company                                                       267,080             65
         19,000     Chugai Pharmaceutical                                                               182,168             45
         17,000     Dai Nippon Printing Company Ltd.                                                    288,410             70
          5,000     Ito Yokado Company Ltd.                                                             308,284             76
         35,000     Kawasaki Heavy Industries                                                           161,168             39
         51,000     Kawasaki Steel                                                                      177,990             43
         20,000     Keio Teito Railway                                                                  116,526             28
          1,000     Kyocera Corporation                                                                  74,357             19
          1,000     Kyoritsu Air Technology, Inc.                                                        10,858              3
          2,000     Mabuchi Motor Company Ltd.                                                          124,477             30
         10,000     Matsushita Electric Industrial Company Ltd.                                         162,866             40
         22,000     Minebea Company Ltd.                                                                184,699             45
          6,000     Mitsubishi Bank Ltd.                                                                141,345             34
         28,000     Mitsui Petrochemical Industries                                                     229,370             56
          2,000     Murata Manufacturing Company Ltd.                                                    73,678             18
          2,000     Nihon Jumbo Company Ltd.                                                             69,994             17
         16,000     Nippon Express                                                                      154,179             38
             25     Nippon Telegraph & Telephone Corp.                                                  202,372             49
         92,000  *  NKK Corporation                                                                     247,940             60
         14,000     Nomura Securities Company Ltd.                                                      305,375             74
          6,000     Orix Corporation                                                                    247,208             60
          2,000     Riso Kagaku Corporation                                                             168,877             41
         15,000     Sakura Bank Ltd.                                                                    190,496             46
          1,000     Sankyo Company Ltd.                                                                  22,491              5
          4,000     Sanwa Bank Ltd.                                                                      81,433             20
          1,500     Sanyo Shinpan Finance Company Ltd.                                                  123,604             30
          5,000     Secom Company Ltd.                                                                  348,031             85
          3,000     Sekisui Chemical Company                                                             44,207             11
          7,400     Shimamura Corporation                                                               286,239             70
         21,000     Showa Corporation                                                                   161,034             39
          4,000     Sony Corporation                                                                    240,035             59
         20,000     Sumitimo Marine & Fire                                                              164,418             40
         40,000     Sumitomo Realty & Development                                                       283,076             69
         16,000     Sumitomo Trust and Banking                                                          226,462             55
          5,000     Toda Construction Company Ltd.                                                       43,383             11
          1,000     Tsutsumi Jewelry Company Ltd.                                                        50,120             12
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      6,388,191          1,558
------------------  ----------------------------------------------------------------------------------------------------------
                    France--5.7%
          6,000     Banque Nationale De Paris                                                           271,022             66
            800     Canal Plus SA                                                                       150,172             37
          2,430     Compagnie De Saint Gobain                                                           269,316             66
          1,301     Euro Rscg Worldwide SA                                                              106,413             26
          1,019     Groupe Danone                                                                       168,361             41
            900     Peugeot Citroen SA                                                                  118,886             29
          5,600     Renault SA                                                                          161,459             39
         14,500     Rhone-Poulenc SA Series "A"                                                         311,028             76
          2,334     Societe Generale Paris                                                              288,744             70
          2,200     Technip SA                                                                          151,604             37
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,343,158            571
------------------  ----------------------------------------------------------------------------------------------------------
                    United Kingdom--5.4%
         18,000     Associated British Foods PLC                                                        103,122             25
         26,500     Bass PLC                                                                            295,822             72
        262,000     BET PLC                                                                             516,612            126
         30,000     Body Shop International PLC                                                          70,797             17
         60,000     British Steel PLC                                                                   151,608             37
         15,000     British Telecommunictions PLC                                                        82,443             20
         36,000     Northern Foods PLC                                                                   95,576             23
         20,244     Powergen PLC                                                                        167,367             41
         30,000     Royal Insurance Holdings PLC                                                        177,927             43
         60,000     Tomkins PLC                                                                         262,698             65
         80,000     Vodafone Group PLC                                                                  286,920             70
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,210,892            539
------------------  ----------------------------------------------------------------------------------------------------------
                    Netherlands--4.8%
         20,000     Elsevier NV CVA                                                                     267,000             66
          9,301     International Nederlanden Groep NV CVA                                              622,004            152
          3,500     Unilever NV CVA                                                                     492,361            120
         14,000     Vendex International NV (BDR)                                                       416,597            102
          1,250     Verenigd Bezit VNU                                                                  171,789             42
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,969,751            482
------------------  ----------------------------------------------------------------------------------------------------------
                    Germany--4.0%
          1,400     Bayer AG                                                                            370,229             90
            200     Beiersdorf AG                                                                       137,639             34
            350     Daimler-Benz AG                                                                     177,045             43
            500     Degussa AG                                                                          168,730             41
          3,000     Deutsche Bank AG                                                                    142,740             35
            300     Karstadt AG                                                                         123,246             30
            850     Mannesmann AG                                                                       271,223             66
          5,500     Veba AG                                                                             235,943             58
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,626,795            397
------------------  ----------------------------------------------------------------------------------------------------------
                    Spain--3.9%
          2,300     Acerinox SA Regd                                                                    232,624             57
         14,000     Banco Bilbao Vizcaya                                                                504,301            123
          4,000     Empresa Nacional De Electricidad SA                                                 226,516             55
          3,200     Empresa Nacional De Electricidad SA (ADR)                                           183,200             45
         11,000     Repsol SA (ADR)                                                                     361,625             88
          7,500     Telefonica De Espana                                                                103,861             25
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,612,127            393
------------------  ----------------------------------------------------------------------------------------------------------
                    Australia--3.9%
         11,205     Advance Bank of Australia                                                            89,851             22
         50,892     Amcor Ltd.                                                                          359,638             88
         55,159     Australia & New Zealand Banking Group                                               258,905             63
         44,660     Broken Hill Proprietary Ltd.                                                        631,197            154
         16,246     National Australia Bank Ltd.                                                        146,225             35
          6,200     Qantas Airways (ADR) (Note 4)                                                       103,308             25
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,589,124            387
------------------  ----------------------------------------------------------------------------------------------------------
                    Norway--3.7%
         45,200     Christiania Bank OG                                                                 105,881             26
          8,378     Hafslund Nyco Series "A" Free                                                       219,467             54
          8,500     Kvaerner AS Series "A"                                                              301,368             72
          9,000     Orkla AS Class "A"                                                                  448,728            109
         33,000     Saga Petroleum "A" Free                                                             441,365            108
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,516,809            369
------------------  ----------------------------------------------------------------------------------------------------------
                    Hong Kong--3.3%
         94,099     Hong Kong Telecom                                                                   167,948             41
         58,000     Hutchison Whampoa Ltd.                                                              353,313             86
         42,000     Sun Hung Kai Properties                                                             343,572             84
         63,000     Swire Pacific Class "A"                                                             488,880            119
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,353,713            330
------------------  ----------------------------------------------------------------------------------------------------------
                    Switzerland--3.0%
            535     Ciba Geigy AG Regd                                                                  471,929            114
            580     Nestle AG Regd                                                                      643,184            157
            250     Sulzer AG PC                                                                        133,620             33
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,248,733            304
------------------  ----------------------------------------------------------------------------------------------------------
                    Singapore--2.8%
         34,000     Development Bank of Singapore                                                       423,055            104
         55,000     Keppel Corporation                                                                  489,935            119
         18,000     Overseas Chinese Banking Corporation Ltd.                                           225,243             55
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,138,233            278
------------------  ----------------------------------------------------------------------------------------------------------
                    Sweden--1.7%
          8,100     Astra AB Series "A" Free                                                            323,891             78
         14,000     Avesta Sheffield AB Free                                                            123,581             30
         11,000  *  BT Industries AB                                                                    121,167             30
         11,000     Stora Kopparbergs Bergslags Series "A"                                              129,466             32
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        698,105            170
------------------  ----------------------------------------------------------------------------------------------------------
                    Italy--1.6%
        160,000     Banca Commercial Italiana                                                           341,904             83
        199,000     Telecom Italia SPA                                                                  309,823             76
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        651,727            159
------------------  ----------------------------------------------------------------------------------------------------------
                    Denmark--1.6%
         21,700     Tele Danmark A/S Class "B" (ADR)                                                    599,463            146
          1,000     Unidanmark A/S Class "A" Regd                                                        49,623             12
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        649,086            158
------------------  ----------------------------------------------------------------------------------------------------------
                    Canada--1.6%
         35,000     Canadian Pacific Ltd.                                                               634,375            155
------------------  ----------------------------------------------------------------------------------------------------------
                    New Zealand--1.3%
        423,000     Brierley Investments Ltd.                                                           334,593             82
         84,000     Carter Holt Harvey Ltd.                                                             181,213             44
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        515,806            126
------------------  ----------------------------------------------------------------------------------------------------------
                    Finland--1.2%
         70,000  *  Merita Bank Ltd.                                                                    177,331             43
          3,000     Metsa Serla OY Class "B"                                                             92,584             23
          5,500  *  Nokia Corporation Class "A" (ADR)                                                   213,813             52
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        483,728            118
------------------  ----------------------------------------------------------------------------------------------------------
                    Philippines--1.1%
         22,000  *  Philippine National Bank                                                            243,239             59
        204,600  *  Pilipino Telephone                                                                  206,707             50
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        449,946            109
------------------  ----------------------------------------------------------------------------------------------------------
                    Mexico--.9%
         19,000     Cementos De Mexico SA Class "A"                                                      62,883             15
         24,000     Fomento Economico Mexicano SA Class "B"                                              54,013             13
         13,000  *  Grupo Carso SA Class "A"                                                             70,190
          6,000     Kimberly Clark De Mexico SA Class "A"                                                90,645             22
         10,700  *  Transportacion Maritima Mexicana SA Class "A" (ADR)                                  80,250             20
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        357,981             87
------------------  ----------------------------------------------------------------------------------------------------------
                    Thailand--.7%
          5,000     Bangkok Bank Public Company Ltd. Foreign Regd                                        60,740             15
         49,200     Bangkok Metropolitan Bank Public Company Ltd.                                        45,898             11
        192,800     Bangkok Metropolitan Bank Public Company Ltd. Foreign Regd                          183,681             45
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        290,319             71
------------------  ----------------------------------------------------------------------------------------------------------
                    Malaysia--.6%
         98,000     Sime Darby Berhad                                                                   260,543             64
------------------  ----------------------------------------------------------------------------------------------------------
                    Austria--.6%
          1,800     EVN                                                                                 247,560             60
------------------  ----------------------------------------------------------------------------------------------------------
                    Belgium--.5%
          5,000     Delhaize Le Lion                                                                    207,277             50
------------------  ----------------------------------------------------------------------------------------------------------
                    Portugal--.5%
         10,700  *  Portugal Telecom (ADR)                                                              203,300             50
------------------  ----------------------------------------------------------------------------------------------------------
                    Brazil--.4%
          7,000     Electrobras ON (ADR)                                                                 94,709             23
         10,000     Usiminas Siderurg Minas (ADR)                                                        81,281             20
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        175,990             43
------------------  ----------------------------------------------------------------------------------------------------------
                    Indonesia--.4%
         49,000     Jaya Real Property Foreign Regd                                                     131,795             32
          7,500     Semen Gresik (Note 4)                                                                20,993              5
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        152,788             37
------------------  ----------------------------------------------------------------------------------------------------------
                    Chile-- .3%
          1,500     Compania De Telecomunicaciones De Chile SA (ADR)                                    124,313             30
------------------  ----------------------------------------------------------------------------------------------------------
                    Argentina--.3%
          2,000     Telefonica De Argentina SA Class "B" (ADR)                                           54,500             13
          3,000     YPF SA Class "D" (ADR)                                                               64,875             16
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        119,375             29
------------------  ----------------------------------------------------------------------------------------------------------
                    India--.1%
          2,000     ITC Ltd. (GDR) (Note 4)                                                              14,276              3
          1,000     Reliance Industries Ltd. (GDS) (Note 4)                                              14,000              4
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                         28,276              7
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Common Stocks (cost $32,506,045)                                  38,963,986          9,501
------------------  ----------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT OBLIGATIONS--1.7%
           300M     United States Treasury Bill, 5.33%, 1/25/96                                         298,934             73
           300M     United States Treasury Bill, 5.34%, 1/25/96                                         298,933             73
           100M     United States Treasury Bill, 5.35%, 1/25/96                                          99,643             24
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of U.S. Government Obligations (cost $697,510)                          697,510            170
------------------  ----------------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENTS--2.7%
         1,116M     Aubrey G. Lanston & Co., Inc., 5.90%, 1/2/96 (collateralized by $1,115M
                      U.S. Treasury Notes, 61/4%, 12/31/1996) (cost $1,116,000                        1,116,000            272
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $34,319,555)                                           99.4%        40,777,496          9,943
Other Assets, Less Liabilities                                                            .6            234,066             57
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                                             100.0%       $41,011,562        $10,000
==================  ==========================================================================================================
* Non-income producing

See notes to financial statements


Portfolio of Investments
First Investors Life Series Fund-International Securities Fund
At December 31, 1995, sector diversification of the Portfolio was as follows
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Percentage
Sector Diversification                                                                            of Net Assets               Value
-----------------------------------------------------------------------------------------------------------------------------------
Banks                                                                                                      11.8%        $ 4,820,123
Food/Beverage/Tobacco                                                                                       7.2           2,943,894
Drugs                                                                                                       6.8           2,802,453
Telephone                                                                                                   6.8           2,794,608
Retail                                                                                                      6.0           2,452,977
Business Services                                                                                           5.9           2,391,958
Energy Sources                                                                                              5.8           2,386,518
Metals & Minerals                                                                                           5.5           2,266,493
Media                                                                                                       4.5           1,855,278
Real Estate Companies                                                                                       3.9           1,600,636
Paper Forest Products                                                                                       3.7           1,529,540
Transportation                                                                                              3.3           1,358,739
Electric Utilities                                                                                          2.8           1,155,295
Insurance                                                                                                   2.8           1,128,346
Electrical Equipment                                                                                        2.7           1,107,745
Financial Services                                                                                          2.6           1,073,885
Household Products                                                                                          2.6           1,048,311
Machinery & Manufacturing                                                                                   2.0             826,120
Chemicals                                                                                                   1.9             771,183
Automotive                                                                                                  1.5             618,424
Computers & Office Equipment                                                                                1.2             503,877
Entertainment Products                                                                                      1.0             402,901
Travel & Leisure                                                                                            1.0             400,308
Electronics                                                                                                  .8             332,734
Communications Equipment                                                                                     .5             213,813
Medical Products                                                                                             .3             133,620
Housing                                                                                                      .1              44,207
U.S. Government Obligations                                                                                 1.7             697,510
Repurchase Agreements                                                                                       2.7           1,116,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments                                                                                          99.4          40,777,496
Other Assets, Less Liabilities                                                                               .6             234,066
------------------  ---------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                100.0%        $41,011,562
==================  ===============================================================================================================

See notes to financial statements



Portfolio of Investments
First Investors Life Series Fund-Investment Fund
December 31, 1995
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
      Principal                                                                                                     $10,000 of
         Amount     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    CORPORATE BONDS--80.1%
                    Aerospace/Defense--5.2%
        $  300M     Boeing Co., 6.35%, 2003                                                         $   308,038        $   189
           250M     Lockheed Corp., 6 3/4%, 2003                                                        261,500            161
           250M     Rockwell International Corp., 8 3/8%, 2001                                          279,481            172
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        849,019            522
------------------  ----------------------------------------------------------------------------------------------------------
                    Automotive--1.5%
           250M     Hertz Corporation, 6 3/8%, 2005                                                     251,252            155
------------------  ----------------------------------------------------------------------------------------------------------
                    Building Materials--.7%
           100M     Masco Corp., 9%, 2001                                                               114,198             70
------------------  ----------------------------------------------------------------------------------------------------------
                    Chemicals--2.0%
           300M     Lubrizol Corp., 7 1/4%, 2025                                                        330,011            203
------------------  ----------------------------------------------------------------------------------------------------------
                    Conglomerates--3.7%
           300M     Hanson Overseas, B.V., 7 3/8%, 2003                                                 322,127            198
           250M     Tenneco, Inc., 7 7/8%, 2002                                                         272,987            168
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        595,114            366
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Non-Durables--2.1%
           300M     American Home Products Corp., 7.90%, 2005                                           338,058            208
------------------  ----------------------------------------------------------------------------------------------------------
                    Consumer Products--1.6%
           250M     Mattel, Inc., 6 3/4%, 2000                                                          256,530            158
------------------  ----------------------------------------------------------------------------------------------------------
                    Electric & Gas Utilities--11.7%
           250M     Baltimore Gas & Electric Co., 6 1/2%, 2003                                          256,517            158
           200M     Carolina Power & Light Co., 7 3/4%, 2003                                            205,174            126
           200M     Commonwealth Edison, 8 1/4%, 2006                                                   228,141            140
           250M     Duke Power Co., 5 7/8%, 2003                                                        244,550            150
           200M     Kansas Gas & Electric Co., 7.60%, 2003                                              215,688            133
            75M     Old Dominion Electric Cooperative, 7.97%, 2002                                       81,425             50
           300M     Pennsylvania Power & Light Co., 6 7/8%, 2003                                        311,728            192
           250M     Philadelphia Electric Co., 8%, 2002                                                 272,850            168
            75M     Southwestern Electric Power Co., 7%, 2007                                            80,152             49
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,896,225          1,166
------------------  ----------------------------------------------------------------------------------------------------------
                    Energy--2.2%
           315M     Baroid Corp., 8%, 2003                                                              349,495            215
------------------  ----------------------------------------------------------------------------------------------------------
                    Financial Services--10.9%
            75M     Banc One Corp., 7 1/4%, 2002                                                         79,896             49
            40M     BankAmerica Corp., 9 1/2%, 2001                                                      46,315             28
           200M     Barnett Banks, Inc., 8 1/2%, 1999                                                   215,391            132
           300M     Chemical Bank, Inc., 7%, 2005                                                       316,138            194
           200M     Citicorp, 8%, 2003                                                                  221,008            136
           150M     First Union Corp., 8 1/8%, 2002                                                     165,956            102
           250M     Mellon Bank N.A., 6 1/2%, 2005                                                      254,963            157
            50M     Meridian Bancorp, 7 7/8%, 2002                                                       54,849             34
            75M     Morgan Guaranty Trust Co., 7 3/8%, 2002                                              80,537             50
           300M     Nationsbank Corporation., 8 1/8%, 2002                                              331,500            204
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,766,553          1,086
------------------  ----------------------------------------------------------------------------------------------------------
                    Food/Beverage/Tobacco--5.0%
           250M     Anheuser Busch Companies, Inc., 7%, 2005                                            262,918            162
            25M     Coca-Cola Enterprises, Inc., 7 7/8%, 2002                                            27,492             17
           300M     Hershey Foods Corp., 6.70%, 2005                                                    316,265            194
           200M     Philip Morris Cos., Inc., 7 1/8%, 2002                                              209,819            129
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        816,494            502
------------------  ----------------------------------------------------------------------------------------------------------
                    Food Services--1.6%
           250M     McDonalds Corporation, 6 5/8%, 2005                                                 258,432            159
------------------  ----------------------------------------------------------------------------------------------------------
                    Healthcare--2.0%
           300M     Columbia /HCA Healthcare, 7.69%, 2025                                               332,035            204
------------------  ----------------------------------------------------------------------------------------------------------
                    Investment/Finance Companies--6.0%
           300M     Associates Corp. of North America, 7 7/8%, 2001                                     327,871            202
           300M     General Electric Capital Corp., 7 7/8%, 2006                                        343,325            211
           300M     General Motors Acceptance Corp., 7 1/8%, 1999                                       312,301            192
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        983,497            605
------------------  ----------------------------------------------------------------------------------------------------------
                    Media/Cable Television--5.0%
           300M     New York Times Co., Inc., 7 5/8%, 2005                                              333,111            205
           250M     PanAmSat Capital Corp., 9 3/4%, 2000                                                263,750            162
           200M     Tele-Communications, Inc., 8 1/4%, 2003                                             217,718            134
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        814,579            501
------------------  ----------------------------------------------------------------------------------------------------------
                    Natural Gas--1.9%
           300M     Columbia Gas System, Inc., 6.80%, 2005                                              309,953            191
------------------  ----------------------------------------------------------------------------------------------------------
                    Oil/Natural Gas--1.7%
           250M     BP America, Inc., 7 7/8%, 2002                                                      276,599            170
------------------  ----------------------------------------------------------------------------------------------------------
                    Paper/Forest Prod/cts--3.4%
           100M     S. D. Warren Company, 12%, 2004                                                     110,500             67
           150M     Stone Container Corp., 10 3/4%, 2002                                                155,813             96
           250M     Temple Inland, Inc., 9%, 2001                                                       285,606            176
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        551,919            339
------------------  ----------------------------------------------------------------------------------------------------------
                    Retail-General Merchandise--1.5%
           250M     Penney J.C. & Co., 6 1/8%, 2003                                                     250,904            154
------------------  ----------------------------------------------------------------------------------------------------------
                    Technology--3.4%
           250M     International Business Machines Corp., 6 3/8%, 2000                                 256,290            158
           275M     Xerox Corp., 7.15%, 2004                                                            293,085            180
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        549,375            338
------------------  ----------------------------------------------------------------------------------------------------------
                    Telephone--7.0%
            30M     GTE Corp., 8.85%, 1998                                                               31,832             20
           350M     MCI Communication Corp., 7 1/2%, 2004                                               384,448            236
           250M     New Jersey Bell Telephone Co., 7 3/8%, 2012                                         258,419            159
           200M     Pacific Bell Telephone Co., 7%, 2004                                                210,376            129
           250M     Southern Bell Telephone & Telegraph Co., Inc., 8 1/8%, 2017                         259,348            159
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      1,144,423            703
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Corporate Bonds (cost $12,405,719)                                                    8,015
------------------  ----------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AGENCY OBLIGATIONS--1.9%
           300M     Federal Home Loan Mortgage Corp., 7.88%, 2004 (cost $300,000)                       306,852            189
------------------  ----------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT OBLIGATIONS--8.0%
         1,200M     U.S. Treasury Note, 7 3/4%., 2000 (cost $1,280,312)                               1,303,875            802
------------------  ----------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--8.0%
           850M     Gannett Company, 5.85%, 1/8/96                                                      849,034            522
           450M     Home Depot, 5.70%, 1/5/96                                                           449,714            277
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Short-Term Corporate Notes (cost $1,298,748)                       1,298,748            799
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $15,284,779)                               98.0%                    15,944,140          9,805
Other Assets, Less Liabilities                                               2.0                        317,731            195
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                                 100.0%                   $16,261,871        $10,000
==================  ==========================================================================================================

See notes to financial statements


Portfolio of Investments
First Investors Life Series Fund-Target 2007 Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Amount
                                                                                                                      Invested
                                                                                                                      For Each
      Principle                                                                                                     $10,000 of
         Amount     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AGENCY ZERO COUPON OBLIGATIONS--84.1%
        $  570M     Agency For International Development-Israel ("AID"), 2/15/2007                   $  294,744        $   299
           119M     Agency For International Development-Israel ("AID"), 3/15/2007                       61,219             62
         1,513M     Agency For International Development-Israel ("AID"), 8/15/2007                      757,797            769
           181M     Agency For International Development-Israel ("AID"), 10/1/2007                       89,771             91
           980M     Agency For International Development-Israel ("AID"), 2/15/2008                      474,768            482
           493M     Federal Judiciary Office Building ("JOBS"), 2/15/2007                               250,530            254
         1,030M     Federal National Mortgage Association, 8/1/2008                                     476,340            483
           303M     Financing Corporations ("FICOS"), 6/6/2007                                          150,964            153
         1,404M     Financing Corporations ("FICOS"), 12/6/2007                                         675,394            685
           220M     Financing Corporations ("FICOS"), 12/27/2007                                        105,418            107
         4,070M     Government Trust Certificate, 11/15/2007                                          1,992,981          2,021
           586M     International Bank For Reconstruction & Development, 8/15/2007                      287,728            292
         3,450M     Resolution Funding Corporation, 10/15/2007                                        1,724,245          1,749
         1,950M     Tennessee Valley Authority, 11/1/2007                                               946,395            960
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of U.S. Government Agency Zero Coupon
                     Obligations (cost $7,658,222)                                                    8,288,294          8,407
------------------  ----------------------------------------------------------------------------------------------------------
                    UNITED STATES TREASURY ZERO COUPON OBLIGATIONS--15.0%
           200M     Treasury Investors Growth Receipts ("TIGERS"), 11/15/2007                            98,715            100
         2,750M     U.S. Treasury Strips, 11/15/2007                                                  1,384,075          1,404
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of U.S. Government Agency Zero Coupon Obligations
                     (cost $1,388,165)                                                                1,482,790          1,504
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $9,046,387)                                  99.1%                   9,771,084          9,911
Other Assets, Less Liabilities                                                  .9                       88,663             89
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                                   100.0%                  $9,859,747        $10,000
==================  ==========================================================================================================
See notes to financial statements


Portfolio of Investments
First Investors Life Series Fund-Utilities Income Fund
December 31, 1995
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Invested
                                                                                                                      For Each
                                                                                                                    $10,000 of
         Shares     Security                                                                              Value     Net Assets
------------------  ----------------------------------------------------------------------------------------------------------
                    COMMON STOCKS--93.2%
                    Electric Power--44.8%
          6,000     American Electric Power Company                                                 $   243,000        $   165
          7,600     Baltimore Gas & Electric Company                                                    216,600            147
          5,000     Bangor Hydro-Electric Company                                                        57,500             39
          5,000     Carolina Power & Light Company                                                      172,500            117
          8,000     CINergy Corporation                                                                 245,000            167
          2,000     CMS Energy Corporation                                                               59,750             41
          9,900     DPL, Inc.                                                                           245,025            168
          7,750     DQE, Inc.                                                                           238,312            162
          5,500     DTE Energy Company                                                                  189,750            129
          6,100     Duke Power Company                                                                  288,987            197
          1,000     Empresa Nacional De Electricidad SA                                                  57,250             39
          7,600     FPL Group, Inc.                                                                     352,450            240
          8,500     General Public Utilities Corporation                                                289,000            197
         12,000     Houston Industries, Inc.                                                            291,000            198
          6,000     Illinova Corporation                                                                180,000            122
          3,500     Kansas City Power & Light Company                                                    91,437             63
          4,200     New England Electric System                                                         166,425            113
          4,500     NIPSCO Industries, Inc.                                                             172,125            117
          5,800     Northeast Utilities                                                                 141,375             96
          3,000     Northern States Power Company                                                       147,375            100
          5,000     Ohio Edison Company                                                                 117,500             80
         10,700     PacifiCorp                                                                          227,375            155
          4,000     Peco Energy Company                                                                 120,500             82
          6,500     Pinnacle West Capital Corporation                                                   186,875            127
          5,500     Portland General Corporation                                                        160,187            109
          6,300     PP&L Resources, Inc.                                                                157,500            107
          7,100     Public Service Company of Colorado                                                  251,163            171
          8,000  *  Public Service Company of New Mexico                                                141,000             96
          7,000     Public Service Enterprise Group, Inc.                                               214,375            146
          3,000     Scana Corporation                                                                    85,875             57
          8,800     Southern Company                                                                    216,700            147
          7,800     Teco Energy, Inc.                                                                   199,875            136
          6,900     Texas Utilities Company                                                             283,763            193
          3,000     TNP Enterprises, Inc.                                                                56,250             38
          5,000     Unicom Corporation                                                                  163,750            111
          5,500     Wisconsin Energy Corporation                                                        168,438            115
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      6,595,987          4,487
------------------  ----------------------------------------------------------------------------------------------------------
                    Natural Gas--22.4%
          8,800     Atlanta Gas Light Company                                                           173,800            118
          3,000     Atmos Energy Corporation                                                             69,000             47
          4,400     Brooklyn Union Gas Company                                                          128,700             88
          5,000  *  Columbia Gas System, Inc.                                                           219,375            149
          2,500     Consolidated Natural Gas Company                                                    113,437             77
          4,500     El Paso Natural Gas Company                                                         127,687             87
          5,000     Enron Corporation                                                                   190,625            130
          8,000     MCN Corporation                                                                     186,000            127
          4,400     National Fuel Gas Company                                                           147,950            101
          5,000     New Jersey Resources Corporation                                                    150,625            102
          4,200     NICOR, Inc.                                                                         115,500             79
          7,800     Pacific Enterprises                                                                 220,350            150
          4,400     Panhandle Eastern Corporation                                                       122,650             83
          5,000     Piedmont Natural Gas Company, Inc.                                                  116,250             79
          5,000     Questar Corporation                                                                 167,500            114
          4,400     Sonat, Inc.                                                                         156,750            107
          5,000     Southwest Gas Corporation                                                            88,125             60
          1,500  *  Tejas Gas Corporation                                                                79,313             54
          3,000     Tenneco, Inc.                                                                       148,875            101
          6,500     UGI Corporation                                                                     134,875             92
          4,500     Washington Energy Company                                                            83,813             57
          4,300     Washington Gas & Light Company                                                       88,150             60
          3,000     Wicor, Inc.                                                                          96,750             65
          3,700     Williams Companies, Inc.                                                            162,338            110
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      3,288,438          2,237
------------------  ----------------------------------------------------------------------------------------------------------
                    Technology--3.4%
          5,000  *  Airtouch Communications, Inc.                                                       141,250             96
          3,000     A T & T Corp.                                                                       194,250            132
          4,000     Sprint Corporation                                                                  159,500            109
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        495,000            337
------------------  ----------------------------------------------------------------------------------------------------------
                    Telecommunications--5.8%
          4,000     Comcast Corporation Class "A"                                                        70,500             48
          5,000     Ericsson (L.M.) Telephone Co. (ADR) Class "B"                                        97,500             66
          3,000  *  LCI International, Inc.                                                              61,500             42
          3,000  *  MFS Communications Company, Inc.                                                    159,750            109
          5,000  *  Mobile Telecommunication Technologies Corporation                                   106,875             73
            500     Motorola, Inc.                                                                       28,500             19
            875  *  Tele-Communications, Inc., Liberty Media Group Class "A"                             23,515             16
          5,000     US West Communications Group                                                        178,750            121
          5,000     US West Media Group                                                                  95,000             65
          1,000     Vodafone Group PLC (ADR)                                                             35,250             24
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                        857,140            583
------------------  ----------------------------------------------------------------------------------------------------------
                    Telephone/Utilities--16.8%
          5,900     Ameritech Corporation                                                               348,100            237
          5,800     Bell Atlantic Corporation                                                           387,875            264
         10,600     BellSouth Corporation                                                               461,100            314
          3,500     Century Telephone Enterprises                                                       111,125             76
          4,400     Frontier Corporation                                                                132,000             90
          9,600     GTE Corporation                                                                     422,400            287
          3,500     NYNEX Corporation                                                                   189,000            128
          6,100     SBC Communications, Inc.                                                            350,750            239
          1,500     Telefonica De Espana (ADR)                                                           62,813             43
------------------  ----------------------------------------------------------------------------------------------------------
                                                                                                      2,465,163          1,678
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Common Stocks (cost $11,635,880)                                  13,701,728          9,322
------------------  ----------------------------------------------------------------------------------------------------------
                    SHORT-TERM CORPORATE NOTES--5.5%
           200M     Chevron Oil Corporation, 5.70%, 1/3/96                                              199,937            136
           400M     General Telephone Northwest, 5.82%, 1/3/96                                          399,871            272
           200M     Hitachi America, 5.90%, 1/10/96                                                     199,705            136
------------------  ----------------------------------------------------------------------------------------------------------
                    Total Value of Short-Term Corporate Notes (cost $799,513)                           799,513            544
------------------  ----------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $12,435,393)                              98.7%                     14,501,241          9,866
Other Assets, Less Liabilities                                              1.3                         197,094            134
------------------  ----------------------------------------------------------------------------------------------------------
Net Assets                                                                 100.0%                   $14,698,335        $10,000
==================  ==========================================================================================================
* Non-income producing

See notes to financial statements


Statement of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUND
December 31, 1995
--------------------------------------------- ---------------  ------------- ---------------  ---------------  ---------------
                                                                       CASH
                                                    BLUE CHIP    MANAGEMENT        DISCOVERY       GOVERNMENT           GROWTH
--------------------------------------------- ---------------  ------------- ---------------  ---------------  ---------------
Assets
Investments in securities:
At identified cost                                $53,859,731    $4,109,957      $43,809,559       $9,252,545      $42,699,820
                                              ===============  ============= ===============  ===============  ===============
At value (Note 1A)                                $66,472,517    $4,109,957      $50,929,961       $9,354,063      $51,016,270
Cash (overdraft)                                      244,737        65,239          241,141           16,956            1,300
Receivables:
Trust shares sold                                     149,102         4,164          129,155            2,075          115,621
Investment securities sold                                 --            --           35,000               --           56,112
Interest and dividends                                101,691            --           10,036          134,681           66,870
Other assets                                              141           644              578               --              603
                                              ---------------  ------------- ---------------  ---------------  ---------------
Total Assets                                       66,968,188     4,180,004       51,345,871        9,507,775       51,256,776
                                              ---------------  ------------- ---------------  ---------------  ---------------
Liabilities
Payables:
Investment securities purchased                            --            --          240,178               --               --
Trust shares redeemed                                  10,453        15,159          161,737            4,819           41,582
Accrued advisory fee                                   41,528         1,224           31,614            2,760           31,580
Accrued expenses                                       16,463         2,057           12,389                9           12,391
                                              ---------------  ------------- ---------------  ---------------  ---------------
Total Liabilities                                      68,444        18,440          445,918            7,588           85,553
                                              ---------------  ------------- ---------------  ---------------  ---------------
Net Assets                                        $66,899,744    $4,161,564      $50,899,953       $9,500,187      $51,171,223
                                              ===============  ============= ===============  ===============  ===============
Net Assets Consist of:
Capital paid in                                   $51,315,635    $4,161,564      $41,523,140       $9,262,818      $40,897,473
Undistributed net investment income                 1,018,903            --          253,600          601,947          459,781
Accumulated net realized
gain (loss) on investments and
foreign currency transactions                       1,952,420            --        2,002,811         (466,096)       1,497,519
Net unrealized appreciation
 of investments and translation of
assets in foreign currencies                       12,612,786            --        7,120,402          101,518        8,316,450
                                              ---------------  ------------- ---------------  ---------------  ---------------
Total                                             $66,899,744    $4,161,564      $50,899,953       $9,500,187      $51,171,223
                                              ===============  ============= ===============  ===============  ===============
Shares of Beneficial
  Interest Outstanding (Note 2)                     3,940,249     4,161,564        2,187,245          903,314        2,499,680
                                              ===============  ============= ===============  ===============  ===============
Net Asset Value, Offering and
Redemption Price Per Share
(Net assets divided
 by shares outstanding)                                $16.98         $1.00           $23.27           $10.52           $20.47
                                                     ========      ========         ========         ========         ========




Statement of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUND
December 31, 1995
--------------------------------------------- ---------------  ---------------  ---------------  ---------------  ---------------
                                                                 INTERNATIONAL       INVESTMENT           TARGET        UTILITIES
                                                   HIGH YIELD       SECURITIES           GRADE     MATURITY 2007          INCOME
--------------------------------------------- ---------------  ---------------  ---------------  ---------------  ---------------
Assets
Investments in securities:
At identified cost                                $39,977,368      $34,319,555      $15,284,779       $9,046,387      $12,435,393
                                              ===============  ===============  ===============  ===============  ===============
At value (Note 1A)                                $41,212,752      $40,777,496      $15,944,140       $9,771,084      $14,501,241
Cash (overdraft)                                      (84,149)          19,547           66,404           29,874           87,522
Receivables:
Trust shares sold                                      37,608          159,030           15,283           84,297           69,014
Investment securities sold                                 --           60,322               --           47,152               --
Interest and dividends                                798,851           88,993          266,508               --           44,681
Other assets                                              792              132               --               --               35
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Total Assets                                       41,965,854       41,105,520       16,292,335        9,932,407       14,702,493
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Liabilities
Payables:
Investment securities purchased                            --           22,243               --           72,660               --
Trust shares redeemed                                  30,499           20,192           19,238               --               48
Accrued advisory fee                                   25,970           25,131            4,580               --            4,110
Accrued expenses                                       15,424           26,392            6,646               --               --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Total Liabilities                                      71,893           93,958           30,464           72,660            4,158
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Net Assets                                        $41,893,961      $41,011,562      $16,261,871       $9,859,747      $14,698,335
                                              ===============  ===============  ===============  ===============  ===============
Net Assets Consist of:
Capital paid in                                   $38,230,979      $32,724,961      $14,749,614       $8,883,571      $12,373,687
Undistributed net investment income                 3,663,919          493,877          936,245          209,332          380,800
Accumulated net realized
gain (loss) on investments and
foreign currency transactions                      (1,236,321)       1,334,545          (83,349)          42,147         (122,000)
Net unrealized appreciation
 of investments and translation of
assets in foreign currencies                        1,235,384        6,458,179          659,361          724,697        2,065,848
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Total                                             $41,893,961      $41,011,562      $16,261,871       $9,859,747      $14,698,335
                                              ===============  ===============  ===============  ===============  ===============
Shares of Beneficial
  Interest Outstanding (Note 2)                     3,620,808        2,632,200        1,385,759          804,138        1,252,365
                                              ===============  ===============  ===============  ===============  ===============
Net Asset Value, Offering and
Redemption Price Per Share
(Net assets divided
 by shares outstanding)                                $11.57           $15.58           $11.73           $12.26           $11.74
                                                     ========         ========         ========         ========         ========

See notes to financial statements






Statement of Operations
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 1995
-----------------------------------------------------------  ---------------------------------------------------------------------
                                                                                 CASH
                                                               BLUE CHIP   MANAGEMENT    DISCOVERY   GOVERNMENT         GROWTH
-----------------------------------------------------------  ---------------------------------------------------------------------
Investment Income
Income:
Interest                                                        $303,155     $245,440     $472,205     $633,757       $113,559
Dividends                                                       1,165,452          --       119,610          --         707,980
Consent fees                                                          --           --           --           --             --
                                                             ---------------------------------------------------------------------
Total income                                                   1,468,607      245,440      591,815      633,757        821,539
                                                             ---------------------------------------------------------------------
Expenses (Notes 1 and 5):
Advisory fee                                                     399,774       30,852      301,852       66,610        311,003
Professional fees                                                 16,075        6,027       10,186        4,869         10,665
Reports to shareholders                                           16,614        1,528       13,537        3,181         14,601
Custodian fees                                                    12,884        5,345       13,581        4,764         15,283
Other expenses                                                    14,878        1,370       11,987        2,899         13,003
                                                             ---------------------------------------------------------------------
Total expenses                                                   460,225       45,122      351,143       82,323        364,555
Less: Expenses waived or assumed                                      --      (19,978)          --      (51,238)            --
Custodian fees paid indirectly                                   (12,154)        (471)     (13,418)          --         (2,612)
                                                             ---------------------------------------------------------------------
Expenses--net                                                    448,071       24,673      337,725       31,085        361,943
                                                             ---------------------------------------------------------------------
Net investment income                                          1,020,536      220,767      254,090      602,672        459,596
                                                             ---------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on investments and foreign
currency transactions                                          1,953,467          178    2,003,359      322,099      1,548,981
Net unrealized appreciation of investments and translation
of assets in foreign currencies                               12,258,988           --    6,147,258      344,995      6,983,358
                                                             ---------------------------------------------------------------------
Net gain on investments and foreign currency                  14,212,455          178    8,150,617      667,094      8,532,339
                                                             ---------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations         $15,232,991     $220,945   $8,404,707   $1,269,766     $8,991,935
                                                             =====================================================================

+Net of $4,803 foreign taxes withheld
 (a)Includes net realized gain of $2,862 on foreign currency transactions
(b) Includes $1,062 of net unrealized appreciation on translation of assets in foreign currencies
*From April 25, 1995 (commencement of operations) to December 31, 1995

See notes to financial statements




Statement of Operations
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 1995
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        INTERNATIONAL     INVESTMENT         TARGET      UTILITIES
                                                            HIGH YIELD     SECURITIES         GRADE  MATURITY 2007*        INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Interest                                                    $3,700,593       $139,067       $979,652       $209,332        $39,389
Dividends                                                       209,611      712,375+             --             --         373,451
Consent fees                                                    70,691             --         22,113             --             --
                                                           ------------------------------------------------------------------------
Total income                                                 3,980,895        851,442      1,001,765        209,332        412,840
                                                           ------------------------------------------------------------------------
Expenses (Notes 1 and 5):
Advisory fee                                                   279,016        262,203        103,248         25,339         67,678
Professional fees                                               12,296         13,532          7,323          1,319          3,397
Reports to shareholders                                         13,122         12,521          5,280            249          2,363
Custodian fees                                                   7,828         56,986          4,124          1,219          5,462
Other expenses                                                  10,077         10,347          4,678            850          3,120
                                                           ------------------------------------------------------------------------
Total expenses                                                 322,339        355,589        124,653         28,976         82,020
Less: Expenses waived or assumed                                    --             --        (55,066)       (28,976)       (50,437)
Custodian fees paid indirectly                                  (7,828)            --         (4,092)            --             --
                                                           ------------------------------------------------------------------------
Expenses--net                                                  314,511        355,589         65,495             --         31,583
                                                           ------------------------------------------------------------------------
Net investment income                                        3,666,384        495,853        936,270        209,332        381,257
                                                           ------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on investments and foreign
currency transactions                                         (147,796)  1,334,830(a)        (35,809)        42,147        (21,926)
Net unrealized appreciation of investments and translation
of assets in foreign currencies                              3,097,609   4,263,821(b)      1,528,072        724,697      2,200,558
                                                           ------------------------------------------------------------------------
Net gain on investments and foreign currency                 2,949,813      5,598,651      1,492,263        766,844      2,178,632
                                                           ------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations        $6,616,197     $6,094,504     $2,428,533       $976,176     $2,559,889
                                                           ========================================================================

Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND


                                                                        BLUE CHIP                     CASH MANAGEMENT
                                                         ---------------------------------   ---------------------------------
Year Ended December 31                                              1995              1994              1995              1994
                                                         ---------------   ---------------   ---------------   ---------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                        $1,020,536          $568,219          $220,767          $144,250
Net realized gain (loss) on investments and
foreign currency transactions                                 1,953,467         2,931,871               178                61
Net unrealized appreciation (depreciation)
of investments and translation of assets
in foreign currencies                                        12,258,988        (4,069,423)               --                --
                                                        ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
resulting from operations.                                   15,232,991          (569,333)          220,945           144,311
                                                        ---------------   ---------------   ---------------   ---------------
Distributions to Shareholders from:
Net investment income                                          (569,704)         (204,030)         (220,945)         (144,311)
Net realized gain on investments                             (2,922,430)         (416,537)               --                --
                                                        ---------------   ---------------   ---------------   ---------------
Total distributions                                          (3,492,134)         (620,567)         (220,945)         (144,311)
                                                        ---------------   ---------------   ---------------   ---------------
Trust Share Transactions (a)
Proceeds from shares sold                                    12,100,755         9,253,157         1,802,472           828,637
Value of distributions reinvested                             3,492,134           620,566           220,945           144,311
Cost of shares redeemed                                      (1,858,303)       (1,289,081)       (1,790,408)       (1,286,977)
                                                        ---------------   ---------------   ---------------   ---------------
Net increase (decrease) from trust
share transactions                                           13,734,586         8,584,642           233,009          (314,029)
                                                        ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets                        25,475,443         7,394,742           233,009          (314,029)
Net Assets
Beginning of year                                            41,424,301        34,029,559         3,928,555         4,242,584
                                                        ---------------   ---------------   ---------------   ---------------
End of year+                                                $66,899,744       $41,424,301        $4,161,564        $3,928,555
                                                        ===============   ===============   ===============   ===============
 +Includes undistributed net investment income of            $1,018,903          $568,071         $      --         $      --
                                                        ===============   ===============   ===============   ===============
 (a) Trust Shares Issued and Redeemed
Sold                                                            791,231           664,327         1,802,472           828,637
Issued for distributions reinvested                             261,975            45,969           220,945           144,311
Redeemed                                                       (125,241)          (92,113)       (1,790,408)       (1,286,977)
                                                       ----------------    --------------    --------------  ----------------
Net increase (decrease) in shares outstanding                   927,965           618,183           233,009          (314,029)
                                                        ===============   ===============   ===============   ===============




Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND


                                                                      DISCOVERY                           GOVERNMENT
                                                         ---------------------------------   ---------------------------------
Year Ended December 31                                                 1995             1994              1995              1994
                                                         ------------------  ---------------   ---------------   ---------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                             $254,090           $93,202          $602,672          $530,105
Net realized gain (loss) on investments and
foreign currency transactions                                    2,003,359         1,992,419           322,099          (786,678)
Net unrealized appreciation (depreciation)
of investments and translation of assets
in foreign currencies                                            6,147,258        (2,687,366)          344,995           (75,120)
                                                           ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
resulting from operations.                                       8,404,707          (601,745)        1,269,766          (331,693)
                                                           ---------------   ---------------   ---------------   ---------------
Distributions to Shareholders from:
Net investment income                                              (93,692)               --          (507,584)          (84,143)
Net realized gain on investments                                (1,992,932)       (1,014,247)               --          (138,692)
                                                           ---------------   ---------------   ---------------   ---------------
Total distributions                                             (2,086,624)       (1,014,247)         (507,584)         (222,835)
                                                           ---------------   ---------------   ---------------   ---------------
Trust Share Transactions (a)
Proceeds from shares sold                                       13,530,189        10,106,014         1,678,903         1,488,126
Value of distributions reinvested                                2,086,624         1,014,247           507,584           222,836
Cost of shares redeemed                                         (1,278,557)         (481,564)       (1,326,445)       (1,512,005)
                                                           ---------------   ---------------   ---------------   ---------------
Net increase (decrease) from trust
share transactions                                              14,338,256        10,638,697           860,042           198,957
                                                           ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets                           20,656,339         9,022,705         1,622,224          (355,571)
Net Assets
Beginning of year                                               30,243,614        21,220,909         7,877,963         8,233,534
                                                           ---------------   ---------------   ---------------   ---------------
End of year+                                                   $50,899,953       $30,243,614        $9,500,187        $7,877,963
                                                           ===============   ===============   ===============   ===============
 +Includes undistributed net investment income of                 $253,600           $93,202          $601,947          $506,859
                                                           ===============   ===============   ===============   ===============
 (a) Trust Shares Issued and Redeemed
Sold                                                               617,324           501,020           170,551           151,268
Issued for distributions reinvested                                109,304            51,897            53,998            22,959
Redeemed                                                           (61,853)          (24,001)         (133,164)         (152,565)
                                                         -----------------  ----------------  ----------------  -----------------
Net increase (decrease) in shares outstanding                      664,775           528,916            91,385            21,662
                                                           ===============   ===============   ===============   ===============





Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND


                                                                         GROWTH                              HIGH YIELD
                                                          ---------------------------------   ---------------------------------
Year Ended December 31                                               1995              1994              1995              1994
                                                          ---------------   ---------------   ---------------   ---------------

Increase (Decrease) in Net Assets from Operations
Net investment income                                           $459,596          $176,061        $3,666,384        $2,971,391
Net realized gain (loss) on investments and
foreign currency transactions                                  1,548,981           555,580          (147,796)         (106,914)
Net unrealized appreciation (depreciation)
of investments and translation of assets
in foreign currencies                                          6,983,358        (1,490,527)        3,097,609        (3,352,582)
                                                         ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
resulting from operations.                                     8,991,935          (758,886)        6,616,197          (488,105)
                                                         ---------------   ---------------   ---------------   ---------------
Distributions to Shareholders from:
Net investment income                                           (175,754)               --        (2,973,759)       (1,135,309)
Net realized gain on investments                                (591,906)         (336,304)               --                --
                                                         ---------------   ---------------   ---------------   ---------------
Total distributions                                             (767,660)         (336,304)       (2,973,759)       (1,135,309)
                                                         ---------------   ---------------   ---------------   ---------------
Trust Share Transactions (a)
Proceeds from shares sold                                     10,824,201         8,593,462         5,830,065         4,464,152
Value of distributions reinvested                                767,659           336,304         2,973,759         1,135,309
Cost of shares redeemed                                       (1,442,104)         (695,724)       (2,837,047)       (2,284,666)
                                                         ---------------   ---------------   ---------------   ---------------

Net increase (decrease) from trust                            10,149,756         8,234,042         5,966,777         3,314,795
share transactions                                       ---------------   ---------------   ---------------   ---------------
                                                              18,374,031         7,138,852         9,609,215         1,691,381
Net increase (decrease) in net assets
Net Assets                                                    32,797,192        25,658,340        32,284,746        30,593,365
Beginning of year                                        ---------------   ---------------   ---------------   ---------------
                                                             $51,171,223       $32,797,192       $41,893,961       $32,284,746
End of year+                                             ===============   ===============   ===============   ===============
                                                                $459,781          $176,061        $3,663,919        $2,971,294
 +Includes undistributed net investment income of        ===============   ===============   ===============   ===============

 (a) Trust Shares Issued and Redeemed                            572,178           510,485           537,054           416,564
Sold                                                              45,613            20,645           296,191           107,326
Issued for distributions reinvested                              (78,592)          (41,089)         (263,126)         (214,630)
Redeemed                                               -----------------  ----------------   ---------------   ---------------
                                                                 539,199           490,041           570,119           309,260
Net increase (decrease) in shares outstanding            ===============   ===============   ===============   ===============




Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND

                                                                  INTERNATIONAL                          INVESTMENT
                                                                    SECURITIES                             GRADE
                                                         ---------------------------------   ---------------------------------
                                                                    1995              1994              1995              1994
Year Ended December 31                                    ---------------   ---------------   ---------------   ---------------

Increase (Decrease) in Net Assets from Operations               $495,853          $331,106          $936,270          $729,582
Net investment income
Net realized gain (loss) on investments and                    1,334,830           913,209           (35,809)          (47,540)
foreign currency transactions
Net unrealized appreciation (depreciation)
of investments and translation of assets                       4,263,821        (1,619,867)        1,528,072        (1,054,894)
in foreign currencies                                    ---------------   ---------------   ---------------   ---------------

Net increase (decrease) in net assets                          6,094,504          (375,552)        2,428,533          (372,852)
resulting from operations.                               ---------------   ---------------   ---------------   ---------------

Distributions to Shareholders from:                             (284,370)          (87,059)         (605,201)         (154,441)
Net investment income                                           (601,917)               --                --           (90,556)
Net realized gain on investments                         ---------------   ---------------   ---------------   ---------------
                                                                (886,287)          (87,059)         (605,201)         (244,997)
Total distributions                                      ---------------   ---------------   ---------------   ---------------

Trust Share Transactions (a)                                   6,301,362        11,075,210         3,462,505         2,762,399
Proceeds from shares sold                                        886,288            87,058           605,201           244,996
Value of distributions reinvested                             (2,692,802)         (399,664)       (1,231,643)         (997,487)
Cost of shares redeemed                                  ---------------   ---------------   ---------------   ---------------
                                                               4,494,848        10,762,604         2,836,063         2,009,908
Net increase from trust share transactions               ---------------   ---------------   ---------------   ---------------
                                                               9,703,065        10,299,993         4,659,395         1,392,059
Net increase in net assets
Net Assets                                                    31,308,497        21,008,504        11,602,476        10,210,417
Beginning of year                                        ---------------   ---------------   ---------------   ---------------
                                                             $41,011,562       $31,308,497       $16,261,871       $11,602,476
End of year+                                             ===============   ===============   ===============   ===============
                                                                $493,877          $279,003          $936,245          $605,176
 +Includes undistributed net investment income of        ===============   ===============   ===============   ===============

 (a)Trust Shares Issued and Redeemed                             439,419           811,007           315,041           264,613
Sold                                                              69,350             6,642            59,159            24,055
Issued for distributions reinvested                             (194,386)          (29,290)         (113,482)          (96,249)
Redeemed                                                 ---------------   ---------------   ---------------   ---------------
                                                                 314,383           788,359           260,718           192,419
Net increase in shares outstanding                       ===============   ===============   ===============   ===============

See notes to financial statements


Statement of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUND
                                                                    TARGET
                                                                   MATURITY                       UTILITIES
                                                                     2007                         INCOME
                                                                ---------------    ---------------  ---------------
                                                                          1995*              1995              1994
Year Ended December 31                                          ---------------   ---------------   ---------------

Increase (Decrease) in Net Assets from Operations                      $209,332          $381,257          $115,157
Net investment income
Net realized gain (loss) on investments and                              42,147           (21,926)         (100,075)
foreign currency transactions
Net unrealized appreciation (depreciation)
of investments and translation of assets                                724,697         2,200,558          (132,614)
in foreign currencies                                           ---------------   ---------------   ---------------

Net increase (decrease) in net assets                                   976,176         2,559,889          (117,532)
resulting from operations.                                      ---------------   ---------------   ---------------

Distributions to Shareholders from:                                          --          (110,536)           (5,535)
Net investment income                                                        --                --                --
Net realized gain on investments                                ---------------   ---------------   ---------------
                                                                             --          (110,536)           (5,535)
Total distributions                                             ---------------   ---------------   ---------------

Trust Share Transactions (a)                                          8,383,571         7,708,137         4,449,169
Proceeds from shares sold                                                    --           110,535             5,534
Value of distributions reinvested                                            --          (289,717)         (105,265)
Cost of shares redeemed                                         ---------------   ---------------   ---------------
                                                                      8,383,571         7,528,955         4,349,438
Net increase from trust share transactions                      ---------------   ---------------   ---------------
                                                                      9,359,747         9,978,308         4,226,371
Net increase in net assets
Net Assets                                                           500,000 **         4,720,027           493,656
Beginning of year                                               ---------------   ---------------   ---------------
                                                                     $9,859,747       $14,698,335        $4,720,027
End of year+                                                    ===============   ===============   ===============
                                                                       $209,332          $380,800          $110,079
 +Includes undistributed net investment income of               ===============   ===============   ===============

 (a)Trust Shares Issued and Redeemed                                    754,138           755,204           474,683
Sold                                                                         --            11,709               600
Issued for distributions reinvested                                          --           (28,182)          (11,306)
Redeemed                                                        ---------------   ---------------   ---------------
                                                                        754,138           738,731           463,977
Net increase in shares outstanding                              ===============   ===============   ===============

 * From April 25, 1995 (commencement of operations) to December 31, 1995
 ** See Note 6

See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUND

1. Significant Accounting Policies--The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip, Cash Management, Discovery, Government, Growth, High Yield, International Securities, Investment Grade, Target Maturity 2007 and Utilities Income Funds and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

Blue Chip Fund seeks high total investment return consistent with the preservation of capital.
Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Discovery Fund seeks long-term capital appreciation.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth Fund seeks long-term capital appreciation.

High Yield Fund seeks to earn a high level of current income. Consistent with that objective, the Fund will also seek growth of capital as a secondary objective.

International Securities Fund seeks long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income.

Investment Grade Fund seeks a maximum level of income consistent with investment in investment grade debt securities.

Target Maturity 2007 Fund seeks a predictable compounded investment return for investors who hold their Funds' shares until the Funds' maturity, consistent with the preservation of capital.

Utilities Income Fund seeks high current income. Long-term capital appreciation is a secondary objective.

A. Security Valuation--A security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter markets are valued at the mean between the last bid and asked prices. For the Government, High Yield and Investment Grade Funds, each security traded in the over-the-counter market (including securities listed on exchanges or systems whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. The High Yield, International Securities, Investment Grade and Target Maturity 2007 Funds may use prices provided by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Securities for which market quotations are not readily available and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in the manner specifically authorized by the trustees of the Fund.

 The investments in the Cash Management Fund, when purchased at a discount, are valued at amortized cost and when purchased at face value, are valued at cost plus accrued interest.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve each fund from all, or substantially all, federal income taxes. At December 31, 1995, Funds having capital loss carryovers were as follows:

                                       Year Capital Loss Carryovers Expire
                                    -----------------------------------------
Fund                       Total        1998       1999       2002       2003
-----                   --------    --------   --------   --------   --------
GOVERNMENT            $  466,096   $     ---  $     ---   $466,096  $     ---
HIGH YIELD             1,236,321     625,684    355,926    106,914    147,797
INVESTMENT GRADE          83,349         ---        ---     47,540     35,809
UTILITIES INCOME         122,000         ---        ---    100,075     21,925

C. Foreign Currency Translations--For valuation purposes, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the daily rate of exchange. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The International Securities Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.
Net realized and unrealized gain from foreign currency related transactions includes gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends and foreign withholding taxes.

D. Distributions to Shareholders--Distributions to shareholders from net investment income and net realized gains are declared and paid annually on all funds except for the Cash Management Fund which declares daily and pays monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and deferral of wash sales.
E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Funds are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the Fund's custodian until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

G. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for securities and the amortized cost basis for short-term securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded on the ex-dividend date or as soon thereafter as the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily.
The Bank of New York as Custodian for all Funds, except the International Securities Fund, has provided credits in the amount of $52,020 against custodian charges based on the uninvested cash balances of the Funds.

2. Trust Shares--The Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, of one or more Funds. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. Purchases and Sales of Securities--For the year ended December 31, 1995, purchases and sales of securities and long-term U.S. Government obligations, excluding foreign currencies, short-term corporate notes and repurchase agreements were as follows:

                                                                      Long-Term
                                       Securities           U.S. Government Obligations
                            --------------------------      ---------------------------
                                 Cost of       Proceeds        Cost of         Proceeds
Fund                           Purchases       of Sales      Purchases         of Sales
----                        ------------     ----------     ----------     ------------
BLUE CHIP                    $24,767,189    $12,743,972   $         --      $        --
DISCOVERY                     33,299,263     25,314,118             --               --
GOVERNMENT                            --             --     18,814,356       15,620,984
GROWTH                        35,962,901     25,421,753             --               --
HIGH YIELD                    26,108,254     19,876,773             --               --
INTERNATIONAL SECURITIES      19,825,010     15,013,276             --               --
INVESTMENT GRADE               4,521,590      1,503,758      1,808,046        1,707,808
TARGET MATURITY 2007             327,670        338,977      9,895,126          879,579
UTILITIES INCOME               9,231,512      1,417,154             --               --



At December 31, 1995, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                  Gross          Gross
                               Aggregate     Unrealized     Unrealized    Net Unrealized
Fund                                Cost   Appreciation   Depreciation      Appreciation
------                      ------------   ------------   ------------    --------------
BLUE CHIP                   $ 53,860,356   $ 13,352,093     $  739,932     $  12,612,161
CASH MANAGEMENT                4,109,957             --             --                --
DISCOVERY                     43,816,620      9,062,423      1,949,102         7,113,321
GOVERNMENT                     9,252,545        146,867         45,349           101,518
GROWTH                        42,706,633      9,278,167        968,530         8,309,637
HIGH YIELD                    39,977,368      1,819,585        584,201         1,235,384
INTERNATIONAL SECURITIES      34,319,555      7,169,525        711,583         6,457,942
INVESTMENT GRADE              15,284,779        683,787         24,426           659,361
TARGET MATURITY 2007           9,047,030        724,054             --           724,054
UTILITIES INCOME              12,435,393      2,110,940         45,092         2,065,848


4. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At December 31, 1995, the High Yield and International Securities Funds held 144A securities, with aggregate values of $3,463,500 and $152,577, respectively. These securities represent 8.3% and .4%, respectively, of the Funds' net assets and are valued as set forth in Note 1A.

5. Advisory Fee and Other Transactions With Affiliates--Certain officers and trustees of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and/or its transfer agent, Administrative Data Management Corp. Officers and trustees of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or First Investors Corporation. The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million. For the year ended December 31, 1995, total advisory fees were $1,847,575 of which $168,480 was waived by the investment adviser. In addition, $25,770 of expenses were assumed by FIMCO. Pursuant to certain state regulations, FIMCO has agreed to reimburse a Fund if and to the extent that any Funds' aggregate operating expenses, including the advisory fee but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed any limitation on expenses applicable to the Fund in those states (unless waivers of such limitations have been obtained). The amount of any such reimbursement is limited to the yearly advisory fee. For the year ended December 31, 1995, no reimbursement was required pursuant to these provisions.

Wellington Management Company serves as investment subadviser to the Growth Fund and the International Securities Fund. The subadviser is paid by FIMCO and not by the Fund.

6. Commencement of Operations--The Target Maturity 2007 Fund commenced operations in April 1995 following the sale of 50,000 shares of beneficial interest to First Investors Life Insurance Company for
$500,000.

7. Concentration of Credit Risk--The High Yield Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1995, the High Yield Fund held one defaulted security with a value of $131,300 representing less than 1/2 of 1% of the Fund's net assets.
The Utilities Income Fund invests in securities issued by companies primarily engaged in the public utilities industries. As a result, there are certain credit risks which may subject the Fund more significantly to economic changes occurring in the public utilities industry.





Financial Highlights
FIRST INVESTORS LIFE SERIES FUND

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
------------------------------------------------------------------------------
                                         PER SHARE DATA
                    ----------------------------------------------------------
                                Income From Investment Operations
                   -----------------------------------------------------------
                        Net Asset                  Net Realized
                            Value                and Unrealized
                       ----------            Net     Gain (Loss)    Total from
                        Beginning     Investment             on     Investment
                        of Period         Income    Investments     Operations
------------------------------------------------------------------------------
BLUE CHIP
---------
3/8/90* to 12/31/90        $10.00           $.07          $(.02)          $.05
1991                        10.05            .12           2.50           2.62
1992                        12.62            .16            .67            .83
1993                        13.24            .15            .97           1.12
1994                        14.21            .18           (.39)          (.21)
1995                        13.75            .26           4.11           4.37
CASH MANAGEMENT**
---------------
1988                         1.00           .048             --           .048
1989                         1.00           .075             --           .075
1990                         1.00           .072             --           .072
1991                         1.00           .054             --           .054
1992                         1.00           .029             --           .029
1993                         1.00           .027             --           .027
1994                         1.00           .037             --           .037
1995                         1.00           .054             --           .054
DISCOVERY
---------
1988                        10.02            .26            .10            .36
1989                        10.38            .19           2.19           2.38
1990                        12.40            .14           (.78)          (.64)
1991                        10.71            .07           5.42           5.49
1992                        16.02             --           2.51           2.51
1993                        18.35             --           3.92           3.92
1994                        21.36            .06           (.62)          (.56)
1995                        19.86            .11           4.62           4.73
GOVERNMENT
----------
1/7/92* to 12/31/92         10.00            .47            .51            .98
1993                        10.65            .64            .02            .66
1994                        10.42            .79          (1.21)          (.42)
1995                         9.70            .66            .78           1.44



Financial Highlights (Continued)
FIRST INVESTORS LIFE SERIES FUND
------------------------------------------------------------------------------
                        Less Distribution From
                   -----------------------------------------------------------
                                                                     Net Asset
                                                                         Value
                              Net            Net                    ----------
                       Investment       Realized          Total         End of
                           Income          Gains  Distributions         Period
------------------------------------------------------------------------------
BLUE CHIP
---------
3/8/90* to 12/31/90          $ --           $ --          $  --         $10.05
1991                          .05             --            .05          12.62
1992                          .21             --            .21          13.24
1993                          .15             --            .15          14.21
1994                          .08            .17            .25          13.75
1995                          .19            .95           1.14          16.98
CASH MANAGEMENT**
---------------
1988                         .048             --           .048           1.00
1989                         .075             --           .075           1.00
1990                         .072             --           .072           1.00
1991                         .054             --           .054           1.00
1992                         .029             --           .029           1.00
1993                         .027             --           .027           1.00
1994                         .037             --           .037           1.00
1995                         .054             --           .054           1.00
DISCOVERY
---------
1988                           --             --             --          10.38
1989                          .27            .09            .36          12.40
1990                          .15            .90           1.05          10.71
1991                          .18             --            .18          16.02
1992                          .03            .15            .18          18.35
1993                           --            .91            .91          21.36
1994                           --            .94            .94          19.86
1995                          .06           1.26           1.32          23.27
GOVERNMENT
----------
1/7/92* to 12/31/92           .33             --            .33          10.65
1993                          .70            .19            .89          10.42
1994                          .25            .05            .30           9.70
1995                          .62             --            .62          10.52



Financial Highlights (Continued)
FIRST INVESTORS LIFE SERIES FUND
------------------------------------------------------------------------------
                                     RATIOS/SUPPLEMENTAL DATA
                   -----------------------------------------------------------
                                                   Ratio to Average Net Assets
                   -----------------------------------------------------------
                                                                           Net
                            Total     Net Assets                    Investment
                         Return++  End of Period       Expenses+        Income
                              (%) (in thousands)            (%)            (%)
------------------------------------------------------------------------------
BLUE CHIP
---------
3/8/90* to 12/31/90           .61(a)      $3,656             --           2.95(a)
1991                        26.17         13,142           1.00           1.88
1992                         6.67         23,765            .79           1.66
1993                         8.51         34,030            .88           1.27
1994                        (1.45)        41,424            .88           1.49
1995                        34.00         66,900            .86           1.89
CASH MANAGEMENT**
---------------
1988                         4.94             33             --           4.99
1989                         7.79          2,210             --           7.84
1990                         7.49          8,203            .39           6.90
1991                         5.71          9,719            .57           5.39
1992                         3.02          8,341            .79           2.99
1993                         2.70          4,243            .60           2.67
1994                         3.77          3,929            .60           3.69
1995                         5.51          4,162            .61           5.36
DISCOVERY
---------
1988                         3.59            125             --           3.80
1989                        23.62            283             --           2.43
1990                        (5.47)           960             --           2.97
1991                        51.73          4,661            .70           0.48
1992                        15.74         10,527            .91           0.02
1993                        22.20         21,221            .87          (0.03)
1994                        (2.53)        30,244            .88           0.36
1995                        25.23         50,900            .87           0.60
GOVERNMENT
----------
1/7/92* to 12/31/92          9.95(a)       5,064            .03(a)        6.64(a)
1993                         6.35          8,234            .35           6.60
1994                        (4.10)         7,878            .35           6.74
1995                        15.63          9,500            .40           6.73



Financial Highlights (Continued)
FIRST INVESTORS LIFE SERIES FUND
---------------------------------------------------------------
                           RATIOS/SUPPLEMENTAL DATA
                   --------------------------------------------
                     Ratio to Average Net Assets
                                 Before Expenses
                               Waived or Assumed
                   --------------------------------------------
                                             Net      Portfolio
                                      Investment       Turnover
                         Expenses         Income           Rate
                              (%)            (%)            (%)
---------------------------------------------------------------

BLUE CHIP
---------
3/8/90* to 12/31/90          1.92(a)        1.03(a)          15
1991                         1.55           1.34             21
1992                          .86           1.60             40
1993                          N/A            N/A             37
1994                          N/A            N/A             82
1995                          N/A            N/A             26
CASH MANAGEMENT**
---------------
1988                         7.68          (2.69)           N/A
1989                         1.35           6.49            N/A
1990                         1.15           6.15            N/A
1991                          .93           5.03            N/A
1992                          .98           2.81            N/A
1993                         1.05           2.22            N/A
1994                         1.04           3.25            N/A
1995                         1.10           4.87            N/A
DISCOVERY
---------
1988                         3.10            .70            158
1989                         4.78          (2.35)           231
1990                         2.68            .28            104
1991                         1.49           (.31)            93
1992                         1.05           (.12)            91
1993                          N/A            N/A             69
1994                          N/A            N/A             53
1995                          N/A            N/A             78
GOVERNMENT
----------
1/7/92* to 12/31/92           .89(a)           5.79(a)      301
1993                          .84           6.11            525
1994                          .90           6.19            457
1995                          .93           6.21            198

* Commencement of operations
**Adjusted to reflect ten-for-one stock split on May 1, 1991.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December
  31, 1995 (Note 5).
++The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(A)Annualized


Financial Highlights
FIRST INVESTORS LIFE SERIES FUND

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
------------------------------------------------------------------------------
                                         PER SHARE DATA
                    ----------------------------------------------------------
                                Income From Investment Operations
                   -----------------------------------------------------------
                        Net Asset                  Net Realized
                            Value                and Unrealized
                       ----------            Net     Gain (Loss)    Total from
                        Beginning     Investment             on     Investment
                        of Period         Income    Investments     Operations
------------------------------------------------------------------------------
GROWTH
------
1988                       $10.02           $.26           $.51           $.77
1989                        10.79            .02           2.51           2.53
1990                        13.02            .16           (.55)          (.39)
1991                        12.57            .17           4.15           4.32
1992                        16.71            .08           1.41           1.49
1993                        16.64            .07            .93           1.00
1994                        17.45            .09           (.60)          (.51)
1995                        16.73            .18           3.94           4.12
HIGH YIELD
----------
1988                        10.00            .74            .82           1.56
1989                        11.56            .74           (.92)          (.18)
1990                        10.71           1.08          (1.79)          (.71)
1991                         9.17           1.16           1.66           2.82
1992                        10.81           1.11            .21           1.32
1993                        10.44            .96            .88           1.84
1994                        11.16            .87          (1.14)          (.27)
1995                        10.58           1.00            .95           1.95
INTERNATIONAL
SECURITIES
-------------
4/16/90*                    10.00            .03            .34            .37
to 12/31/90
1991                        10.37            .09           1.49           1.58
1992                        11.87            .15           (.28)          (.13)
1993                        11.37            .10           2.41           2.51
1994                        13.74            .14           (.32)          (.18)
1995                        13.51            .19           2.25           2.44


Financial Highlights (Continued)
FIRST INVESTORS LIFE SERIES FUND
------------------------------------------------------------------------------
                        Less Distribution From
                   -----------------------------------------------------------
                                                                     Net Asset
                                                                         Value
                              Net            Net                    ----------
                       Investment       Realized          Total         End of
                           Income          Gains  Distributions         Period
------------------------------------------------------------------------------
GROWTH
------
1988                         $ --           $ --          $  --         $10.79
1989                          .18            .12            .30          13.02
1990                          .06             --            .06          12.57
1991                          .18             --            .18          16.71
1992                          .18           1.38           1.56          16.64
1993                          .09            .10            .19          17.45
1994                           --            .21            .21          16.73
1995                          .09            .29            .38          20.47
HIGH YIELD
----------
1988                           --             --             --          11.56
1989                          .56            .11            .67          10.71
1990                          .83             --            .83           9.17
1991                         1.18             --           1.18          10.81
1992                         1.69             --           1.69          10.44
1993                         1.12             --           1.12          11.16
1994                          .31             --            .31          10.58
1995                          .96             --            .96          11.57
INTERNATIONAL
SECURITIES
-------------
4/16/90*                       --             --             --          10.37
to 12/31/90
1991                          .03            .05            .08          11.87
1992                          .15            .22            .37          11.37
1993                          .14             --            .14          13.74
1994                          .05             --            .05          13.51
1995                          .12            .25            .37          15.58


Financial Highlights (Continued)
FIRST INVESTORS LIFE SERIES FUND
------------------------------------------------------------------------------
                                     RATIOS/SUPPLEMENTAL DATA
                   -----------------------------------------------------------
                                                   Ratio to Average Net Assets
                   -----------------------------------------------------------
                                                                           Net
                            Total     Net Assets                    Investment
                         Return++  End of Period       Expenses+        Income
                              (%) (in thousands)            (%)            (%)
------------------------------------------------------------------------------
GROWTH
------
1988                        $7.68            $38             --           3.20
1989                        24.00            570             --           2.91
1990                        (2.99)         2,366             --           3.03
1991                        34.68          7,743            .69           1.21
1992                         9.78         16,385            .76            .75
1993                         6.00         25,658            .91            .43
1994                        (2.87)        32,797            .90            .60
1995                        25.12         51,171            .88           1.10
HIGH YIELD
----------
1988                        15.60          4,565             --          13.22
1989                        (1.76)        14,354             --          12.05
1990                        (5.77)        18,331             --          13.21
1991                        33.96         23,634            .53          11.95
1992                        13.15         24,540            .91          10.48
1993                        18.16         30,593            .91           9.49
1994                        (1.56)        32,285            .88           9.43
1995                        19.82         41,894            .87           9.83
INTERNATIONAL
SECURITIES
-------------
4/16/90*                     5.21(a)       3,946             --            .99(a)
to 12/31/90
1991                        15.24          8,653           1.70            .75
1992                        (1.13)        12,246           1.03           1.55
1993                        22.17         21,009           1.14            .97
1994                        (1.29)        31,308           1.03           1.22
1995                        18.70         41,012           1.02           1.42


Financial Highlights (Continued)
FIRST INVESTORS LIFE SERIES FUND
---------------------------------------------------------------
                           RATIOS/SUPPLEMENTAL DATA
                   --------------------------------------------
                     Ratio to Average Net Assets
                                 Before Expenses
                               Waived or Assumed
                   --------------------------------------------
                                             Net      Portfolio
                                      Investment       Turnover
                         Expenses         Income           Rate
                              (%)            (%)            (%)
---------------------------------------------------------------
GROWTH
------
1988                         8.70          (5.50)            31
1989                         5.21          (2.30)            24
1990                         1.64           1.40             28
1991                         1.34            .55            148
1992                         1.20            .30             45
1993                          N/A            N/A             51
1994                          N/A            N/A             40
1995                          N/A            N/A             64
HIGH YIELD
----------
1988                         1.32          11.90             46
1989                          .88          11.17             22
1990                          .91          12.30             35
1991                          .89          11.60             40
1992                          .96          10.43             84
1993                          N/A            N/A             96
1994                          N/A            N/A             50
1995                          N/A            N/A             57
INTERNATIONAL
SECURITIES
-------------
4/16/90*                     3.43(a)       (2.43)(a)         29
to 12/31/90
1991                         2.27            .18             70
1992                         1.38           1.20             36
1993                          N/A            N/A             37
1994                          N/A            N/A             36
1995                          N/A            N/A             45


* Commencement of operations
**Adjusted to reflect ten-for-one stock split on May 1, 1991.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December
  31, 1995 (Note 5).
++The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(A)Annualized


Financial Highlights
FIRST INVESTORS LIFE SERIES FUND

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
------------------------------------------------------------------------------
                                         PER SHARE DATA
                    ----------------------------------------------------------
                                Income From Investment Operations
                   -----------------------------------------------------------
                        Net Asset                  Net Realized
                            Value                and Unrealized
                       ----------            Net     Gain (Loss)    Total from
                        Beginning     Investment             on     Investment
                        of Period         Income    Investments     Operations
------------------------------------------------------------------------------
INVESTMENT GRADE
----------------
1/7/92*to 12/31/92         $10.00           $.43           $.44           $.87
1993                        10.53            .65            .49           1.14
1994                        10.95            .67          (1.06)          (.39)
1995                        10.31            .67           1.28           1.95
TARGET MATURITY
2007
----------------
4/26/95*to 12/31/95         10.00            .26           2.00           2.26
UTILITIES INCOME
----------------
11/15/93*                   10.00            .01           (.07)          (.06)
to 12/31/93
1994                         9.94            .24           (.96)          (.72)
1995                         9.19            .28           2.46           2.74

Financial Highlights (Continued)
FIRST INVESTORS LIFE SERIES FUND
------------------------------------------------------------------------------
                        Less Distribution From
                   -----------------------------------------------------------
                                                                     Net Asset
                                                                         Value
                              Net            Net                    ----------
                       Investment       Realized          Total         End of
                           Income          Gains  Distributions         Period
------------------------------------------------------------------------------
INVESTMENT GRADE
----------------
1/7/92*to 12/31/92           $.34           $ --           $.34         $10.53
1993                          .71            .01            .72          10.95
1994                          .16            .09            .25          10.31
1995                          .53             --            .53          11.73
TARGET MATURITY
2007
----------------
4/26/95*to 12/31/95            --             --             --          12.26
UTILITIES INCOME
----------------
11/15/93*                      --             --             --           9.94
to 12/31/93
1994                          .03             --            .03           9.19
1995                          .19             --            .19          11.74

Financial Highlights (Continued)
FIRST INVESTORS LIFE SERIES FUND
------------------------------------------------------------------------------
                                     RATIOS/SUPPLEMENTAL DATA
                   -----------------------------------------------------------
                                                   Ratio to Average Net Assets
                   -----------------------------------------------------------
                                                                           Net
                            Total     Net Assets                    Investment
                         Return++  End of Period       Expenses+        Income
                              (%) (in thousands)            (%)            (%)
------------------------------------------------------------------------------
INVESTMENT GRADE
----------------
1/7/92*to 12/31/92           8.91(a)     $ 4,707            .23(a)        6.16(a)
1993                        10.93         10,210            .35           6.32
1994                        (3.53)        11,602            .37           6.61
1995                        19.69         16,262            .51           6.77
TARGET MATURITY
2007
----------------
4/26/95*to 12/31/95         22.60          9,860         .04(a)        6.21(a)
UTILITIES INCOME
----------------
11/15/93*                   (4.66)(a)        494             --           1.46(a)
to 12/31/93
1994                        (7.24)         4,720            .17           4.13
1995                        30.26         14,698            .41           4.16


Financial Highlights (Continued)
FIRST INVESTORS LIFE SERIES FUND
---------------------------------------------------------------
                           RATIOS/SUPPLEMENTAL DATA
                   --------------------------------------------
                     Ratio to Average Net Assets
                                 Before Expenses
                               Waived or Assumed
                   --------------------------------------------
                                             Net      Portfolio
                                      Investment       Turnover
                         Expenses         Income           Rate
                              (%)            (%)            (%)
---------------------------------------------------------------
INVESTMENT GRADE
----------------
1/7/92*to 12/31/92            .93(a)        5.46(a)          72
1993                          .85           5.82             64
1994                          .92           6.06             15
1995                          .91           6.37             26
TARGET MATURITY
2007
----------------
4/26/95*to 12/31/95           .87(a)        5.38(a)          28
UTILITIES INCOME
----------------
11/15/93*                    3.99(a)       (2.52)(a)          0
to 12/31/93
1994                          .95           3.35             31
1995                          .91           3.67             17

* Commencement of operations
**Adjusted to reflect ten-for-one stock split on May 1, 1991.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December
  31, 1995 (Note 5).
++The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(A)Annualized


Independent Auditor's Report

To the Shareholders and Trustees of
First Investors Life Series Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the ten funds comprising First Investors Life Series Fund as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the ten funds comprising First Investors Life Series Fund as of December 31, 1995, and the results of their operations, changes in their net assets and financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.

Tait, Weller & Baker

Philadelphia, Pennsylvania
January 31, 1996



FIRST INVESTORS LIFE SERIES FUND
Trustees
--------
James J. Coy

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
--------
Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

The Cash Management Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that the Fund will be able to do so or achieve its investment objective. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

Shareholder Information
-----------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Subadviser (Growth Fund and International
Securities Fund Only)
Wellington Management Company
75 State Street
Boston, MA 02109

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Custodian (International Securities Fund Only)
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.


FIRST
INVESTORS
LIFE
SERIES FUND

Blue Chip Series
Cash Management Series
Discovery Series
Government Series
Growth Series
High Yield Series
International Securities Series
Investment Grade Series
Target Maturity 2007
Utilities Income Series


ANNUAL
REPORT

DECEMBER 31, 1995

Vertically reading from bottom to top in center of the page the words "FIRST INVESTORS" appear.

The following language appears to the left of the above language:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM
ZIP CODE 11201" appears on the righthand side.

The following appears on the lefthand side:

FIRST INVESTORS LIFE SERIES FUND
95 WALL STREET
NEW YORK, NY 10005

The following appears on the bottom lefthand side

First Investors logo
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

FIFE310